Exhibit 10.14

================================================================================
================================================================================


                                CREDIT AGREEMENT


                          dated as of October 29, 2004


                                      among


                               LECROY CORPORATION


                                   as Borrower


                            The Lenders Party Hereto


                                       and


                              THE BANK OF NEW YORK,
                             as Administrative Agent


                              ____________________


                           BNY CAPITAL MARKETS, INC.,
                   as Sole Lead Arranger and Sole Book Runner


================================================================================
================================================================================

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                   -----
Article 1              DEFINITIONS...................................................1

      Section 1.01     Defined Terms.................................................1
      Section 1.02     Classification of Loans......................................19
      Section 1.03     Terms Generally..............................................19
      Section 1.04     Accounting Terms; GAAP.......................................20

Article 2              THE CREDITS; AMOUNTS AND TERMS...............................20

      Section 2.01     Revolving Loans..............................................20
      Section 2.02     Swingline Loan Subfacility...................................21
      Section 2.03     Letter of Credit Subfacility.................................23
      Section 2.04     Reduction and Termination of the Revolving Commitments.......26
      Section 2.05     Term Loan Facility...........................................27
      Section 2.06     Evidence of Loans............................................28
      Section 2.07     Prepayments..................................................29
      Section 2.08     Minimum Borrowing Amounts....................................31
      Section 2.09     Payments Generally; Pro Rata Treatment; Sharing of Setoffs...31

Article 3              INTEREST, FEES, YIELD PROTECTION, ETC........................32

      Section 3.01     Interest.....................................................32
      Section 3.02     Interest Elections...........................................33
      Section 3.03     Fees.........................................................34
      Section 3.04     Alternate Rate of Interest...................................35
      Section 3.05     Increased Costs; Illegality..................................35
      Section 3.06     Break Funding Payment........................................37
      Section 3.07     Taxes........................................................38
      Section 3.08     Mitigation Obligations.......................................38

Article 4              REPRESENTATIONS AND WARRANTIES...............................39

      Section 4.01     Organization; Powers.........................................39
      Section 4.02     Authorization; Enforceability................................39
      Section 4.03     Governmental Approvals; No Conflicts.........................39
      Section 4.04     Financial Condition; No Material Adverse Change..............40
      Section 4.05     Properties...................................................40
      Section 4.06     Litigation and Environmental Matters.........................41
      Section 4.07     Compliance with Laws and Agreements..........................41
      Section 4.08     Investment and Holding Company Status........................41
      Section 4.09     Taxes........................................................41
      Section 4.10     ERISA........................................................41
      Section 4.11     Disclosure...................................................42
      Section 4.12     Subsidiaries.................................................42
      Section 4.13     Insurance....................................................42
      Section 4.14     Labor Matters................................................42
      Section 4.15     Solvency.....................................................42
      Section 4.16     Security Documents...........................................43
      Section 4.17     Federal Reserve Regulations..................................43
      Section 4.18     The Merger...................................................43

Article 5              CONDITIONS...................................................44

      Section 5.01     Initial Extensions of Credit.................................44
      Section 5.02     Each Extension of Credit.....................................49

                                                                                    Page
                                                                                   -----
Article 6              AFFIRMATIVE COVENANTS........................................49

      Section 6.01     Financial Statements and Other Information...................49
      Section 6.02     Notices of Material Events...................................51
      Section 6.03     Existence; Conduct of Business...............................52
      Section 6.04     Payment of Obligations.......................................52
      Section 6.05     Maintenance of Properties....................................52
      Section 6.06     Books and Records; Inspection Rights; Collateral Audits......52
      Section 6.07     Compliance with Laws.........................................52
      Section 6.08     Use of Proceeds..............................................52
      Section 6.09     Information Regarding Collateral.............................52
      Section 6.10     Insurance....................................................53
      Section 6.11     Casualty and Condemnation....................................53
      Section 6.12     Additional Subsidiaries......................................54
      Section 6.13     Interest Rate Protection.....................................54
      Section 6.14     Further Assurances...........................................54
      Section 6.15     Environmental Compliance.....................................55

Article 7              NEGATIVE COVENANTS...........................................55

      Section 7.01     Indebtedness.................................................55
      Section 7.02     Liens........................................................57
      Section 7.03     Fundamental Change...........................................57
      Section 7.04     Investments, Loans, Advances, Guarantees and Acquisitions....58
      Section 7.05     Asset Sales..................................................60
      Section 7.06     Sale and Lease-Back Transactions.............................60
      Section 7.07     Hedging Agreements...........................................61
      Section 7.08     Restricted Payments..........................................61
      Section 7.09     Transactions with Affiliates.................................61
      Section 7.10     Restrictive Agreements.......................................61
      Section 7.11     Amendment of Material Documents..............................61
      Section 7.12     Interest Coverage Ratio......................................62
      Section 7.13     Minimum Total Net Worth......................................62
      Section 7.14     Leverage Ratio...............................................62
      Section 7.15     Fixed Charge Coverage Ratio..................................62
      Section 7.16     Capital Expenditures.........................................62

Article 8              EVENTS OF DEFAULT............................................63

      Section 8.01     Events of Default............................................63
      Section 8.02     Acceleration; Remedies.......................................65

Article 9              THE ADMINISTRATIVE AGENT.....................................66

      Section 9.01     Appointment..................................................66
      Section 9.02     The Administrative Agent in its Individual Capacity..........66
      Section 9.03     Exculpatory Provisions.......................................66
      Section 9.04     Delegation...................................................67
      Section 9.05     Successor Administrative Agent...............................67
      Section 9.06     Reliance.....................................................67
      Section 9.07     Indemnification..............................................68

                                                                                    Page
                                                                                   -----
Article 10             MISCELLANEOUS................................................68

      Section 10.01    Notices......................................................68
      Section 10.02    Waivers; Amendments..........................................69
      Section 10.03    Expenses; Indemnity; Damage Waiver...........................70
      Section 10.04    Successors and Assigns.......................................71
      Section 10.05    Survival.....................................................73
      Section 10.06    Counterparts; Integration; Effectiveness.....................74
      Section 10.07    Severability.................................................74
      Section 10.08    Right of Setoff..............................................74
      Section 10.09    Governing Law; Jurisdiction; Consent to Service of Process...75
      Section 10.10    WAIVER OF JURY TRIAL.........................................75
      Section 10.11    Headings.....................................................76
      Section 10.12    Interest Rate Limitation.....................................76
      Section 10.13    Treatment of Certain Information.............................76
      Section 10.14    Acknowledgments..............................................77
      Section 10.15    USA Patriot Act Notice.......................................77

SCHEDULES:
Schedule 2.01                       Lenders and Commitments
Schedule 4.03                       Consents
Schedule 4.04(d)                    Changes
Schedule 4.06                       Disclosed Matters
Schedule 4.12                       Subsidiaries
Schedule 4.13                       Insurance
Schedule 4.18                       Merger Related Consents
Schedule 7.01                       Existing Indebtedness
Schedule 7.02                       Existing Liens
Schedule 7.04                       Existing Investments
Schedule 7.10                       Exiting Restrictions


EXHIBITS:
Exhibit A                           Form of Assignment and Acceptance
Exhibit B                           Form of Guarantee Agreement
Exhibit C-1                         Form of Revolving Note
Exhibit C-2                         Form of Swingline Note
Exhibit C-3                         Form of Term Note
Exhibit D                           Form of Security Agreement
Exhibit E                           Form of Opinion of Borrower's Counsel
Exhibit F                           Form of Solvency Certificate
Exhibit G                           Form of Notice of Borrowing
Exhibit H                           Form of Interest Election Request

         CREDIT AGREEMENT, dated as of October 29, 2004, among LECROY CORPORATION (the "Borrower"), the several banks and other financial institutions as may from time to time become parties to this Agreement (collectively, the "Lenders"; and individually, a "Lender") and THE BANK OF NEW YORK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

                                    RECITALS

     A.  The  Borrower  proposes:  (a)  to  acquire  the  Acquired  Company  (as hereinafter defined) pursuant to a transaction in which a wholly-owned subsidiary of the Borrower will be merged with and into the Acquired Company and in connection therewith, stockholders of the Acquired Company will receive cash for their shares; and (b) to obtain senior bank credit facilities in connection therewith which will be used to (i) finance the acquisition of the Acquired Company, (ii) pay transaction expenses related thereto, and (iii) provide working capital for general corporate purposes of the Borrower and its Subsidiaries.

     B. In connection with the foregoing, the Borrower has requested that the Lenders make loans and other financial accommodations to the Borrower as more particularly described herein; and

     C. The Lenders have agreed to make such loans and other financial accommodations to the Borrower on the terms and conditions contained herein.

     In consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

Article 1   DEFINITIONS

     Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "ABR" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

                  "Acquired Company" means Computer Access Technology Corporation, a Delaware corporation.

                  "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum, (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

                  "Administrative Agent" means BNY, in its capacity as administrative agent for the Lenders hereunder.

                  "Administrative Questionnaire" an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

                  "Applicable Margin" means, at all times during the applicable periods set forth below: (a) with respect to ABR Borrowings and Swingline Loans, the percentage set forth below under the heading "ABR Margin" and adjacent to such period, (b) with respect to Eurodollar Borrowings, the percentage set forth below under the heading "Eurodollar Margin" and adjacent to such period, (c) with respect to the Commitment Fee payable under Section 3.03(b), the percentage set forth below under the heading "Commitment Fee" and adjacent to such period and (d) with respect to the Letter of Credit Fee payable under Section 3.03(c), the percentage set forth below under the heading "Letter of Credit Fee" and adjacent to such period:


  When the Leverage
Ratio is greater than                                             Eurodollar        Commitment         Letter of
     or equal to          and less than        ABR Margin           Margin              Fee           Credit Fee
----------------------- ------------------- ------------------ ----------------- ------------------ ----------------
      3.00:1.00                                  1.500%             2.750%            0.500%            2.750%
----------------------- ------------------- ------------------ ----------------- ------------------ ----------------
      2.50:1.00             3.00:1.00            1.125%             2.375%            0.500%            2.375%
----------------------- ------------------- ------------------ ----------------- ------------------ ----------------
      2.00:1.00             2.50:1.00            0.750%             2.000%            0.375%            2.000%
----------------------- ------------------- ------------------ ----------------- ------------------ ----------------
      1.50:1.00             2.00:1.00            0.500%             1.750%            0.375%            1.750%
----------------------- ------------------- ------------------ ----------------- ------------------ ----------------
      1.00:1.00             1.50:1.00            0.250%             1.500%            0.375%            1.500%
----------------------- ------------------- ------------------ ----------------- ------------------ ----------------
                            1.00:1.00            0.000%             1.250%            0.375%            1.250%
----------------------- ------------------- ------------------ ----------------- ------------------ ----------------

Changes in the Applicable Margin resulting from a change in the Leverage Ratio shall be based upon the certificate most recently delivered under Section 6.01(e) (each, a "compliance certificate") and shall become effective on the fifth day following receipt by the Administrative Agent of such certificate (or if such fifth day is not a Business Day, on the immediately preceding Business
Day). Notwithstanding anything to the contrary in this definition, (i) the Leverage Ratio shall be deemed to be at least 2.50:1:00 until the delivery by the Borrower of a compliance certificate with respect to the second full fiscal quarter of the Borrower ended after the Effective Date and (ii) if the Borrower shall fail to deliver to the Administrative Agent any compliance certificate on or prior to any date required hereby, the Leverage Ratio shall be deemed to be 3.0:1.0 from and including such date to the date of delivery to the Administrative Agent of such compliance certificate.

                  "Approved Fund" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

                  "Asset Disposition" shall mean the disposition of any or all of the assets (including, without limitation, the Capital Stock of a Subsidiary or any ownership interest in a joint venture) of any Loan Party or any Subsidiary whether by sale, lease, transfer or otherwise; provided, however, the term "Asset Disposition" shall not include (a) Specified Sales, (b) the sale, lease or transfer of assets permitted by Section 7.05, or (c) any Equity Issuance.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, substantially in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

                  "BNY" means The Bank of New York and its successors.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "Borrower" means LeCroy Corporation, a Delaware corporation.

                  "Borrowing Request" means a request by the Borrower for a Borrowing accordance with Section 2.01, Section 2.02 or Section 2.05.

                  "Borrowing" means Revolving Loans of the same Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

                  "Borrowing Date" means, in respect of any Loan, the date such Loan is made.

                  "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed, provided that, when used in connection with a rate determination, Borrowing or payment in respect of a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks in London, England are not open for dealings in dollar deposits in the London interbank market.

                  "Capital Expenditures" for any specified period means expenditures by the Borrower and the Subsidiaries during such period (whether paid in cash or other consideration or accrued as a liability) for fixed or capital assets, excluding (a) any capitalized interest, (b) any assets acquired in connection with normal replacement and maintenance programs properly charged to current operations, (c) any replacement assets acquired with the proceeds of insurance, and (d) any assets the acquisition of which is permitted by Section 7.04(d).

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Capital Stock" means (a) in the case of a corporation, capital stock of any class or series, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "Change in Control" means the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of section 13(d) of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of shares representing more than 50% of the aggregate ordinary voting power or economic interests represented by the issued and outstanding equity securities of the Borrower on a fully diluted basis.

                  "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Credit Party (or, for purposes of Section 3.05(b), by any lending office of such Credit Party or by such Credit Party's holding company, if any) with any guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" means any and all "Collateral," as defined in any applicable Security Document.

                  "Commitment Fee" has the meaning ascribed to such term in
Section 3.03(b).

                  "Commitment Period" means the period from and including the Effective Date to but not including the Revolving Commitment Termination Date.

                  "Consolidated EBITDA" means, for any period, net operating income of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP for such period plus (a) the sum of, without duplication, each of the following of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP, each to the extent utilized in determining net operating income for such period (i) depreciation, amortization and other non cash charges (whether or not such non cash charges are recurring), and (ii) extraordinary losses from sales, exchanges and other dispositions of property not in the ordinary course of business, minus (b) the sum of, without duplication, each of the following with respect to the Borrower and the

Subsidiaries on a consolidated basis in accordance with GAAP, to the extent utilized in determining such net operating income for such period: (1) extraordinary gains from sales, exchanges and other dispositions of property not in the ordinary course of business, and (2) other non recurring gains.

                  "Consolidated Fixed Charges" means, for any period, the sum of, without duplication, (a) Consolidated Interest Expense paid or payable in cash during such period, (b) all mandatory payments of principal of any Indebtedness paid or payable in cash during such period, including the principal component of payments in respect of Capital Lease Obligations, (c) federal, state, local and foreign income, value added and similar taxes paid or payable during such period, (d) Capital Expenditures paid in cash during such period and
(e) Restricted Payments paid in cash during such period.

                  "Consolidated Interest Expense" means, for any period, the interest expense, both expensed and capitalized (including the interest component in respect of Capital Lease Obligations), accrued or paid by the Borrower and its Subsidiaries during such period, determined on a consolidated basis in accordance with GAAP provided however, (a) for the fiscal quarter ending January 1, 2005, Consolidated Interest Expenses for such fiscal quarter shall be deemed to be the Consolidated Interest Expense for such fiscal quarter multiplied by 4, (b) for the fiscal quarter ending April 2, 2005, Consolidated Interest Expense for such fiscal quarter shall deemed to be the Consolidated Interest Expense for the two fiscal quarters ending on such date multiplied by 2 and (c) for the fiscal quarter ending July 2, 2005, Consolidated Interest Expenses for such fiscal quarter shall deemed to be the Consolidated Interest Expense for the three fiscal quarters ending on such date multiplied by 4/3.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

                  "Credit Parties" means the Administrative Agent and the Lenders.

                  "Debt Issuance" means the issuance of any Indebtedness for borrowed money by any Loan Party or any of its Subsidiaries (excluding, for purposes hereof, any Equity Issuance or any Indebtedness of the Borrower and its Subsidiaries permitted to be incurred pursuant to Section 7.01 hereof).

                  "Default" means any event or condition which constitutes an Event of Default, or that, upon notice, the lapse of time or both, would, unless cured or waived, become an Event of Default.

                  "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 4.06.

                  "dollars" or "$" refers to lawful money of the United States of America.

                  "Domestic Lending Office" means, initially, the office of each Lender designated as such Lender's Domestic Lending Office shown on its signature page to this Agreement; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which ABR Loans of such Lender are to be made.

                  "Domestic Subsidiary" means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

                  "Effective Date" means the date on which the conditions specified in Section 5.01 are satisfied (or waived in accordance with Section 10.02).

                  "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

                  "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "Equity Issuance" means any issuance by the Borrower or any of its Subsidiaries to any Person which is not a Loan Party of shares of its Capital Stock, including shares issued upon the exercise of options or warrants or upon the conversion of any debt securities to equity other than the issuance of Capital Stock of the Borrower in connection with any employee benefit plan.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower or any Subsidiary, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA Event" means (a) any "reportable event," as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "Eurodollar" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to Adjusted LIBO Rate.

                  "Event of Default" has the meaning assigned to such term in
Article 8.

                  "Excluded Taxes" means, with respect to any Credit Party or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Credit Party, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such Loan Party is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 3.07(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from such Loan Party with respect to such withholding tax pursuant to Section 3.07(a).

                  "Excess Cash Flow" means, with respect to any fiscal year of the Borrower and its Subsidiaries on a consolidated basis, an amount equal to
(a) Consolidated EBITDA for such period minus (b) Capital Expenditures paid in cash during period minus (c) all mandatory payments of principal of any Indebtedness paid during such period, including the principal component of payments in respect of Capital Lease Obligations minus (d) Consolidated Interest Expense paid during such period minus (e) amounts paid in respect of federal, state, local and foreign income, value added and similar taxes paid in cash during such period minus (f) voluntary principal prepayments of the Term Loan made during such period minus (g) Restricted Payments paid in cash by the Borrower during such period if and to the extent any such Restricted Payments are permitted by the Required Lenders.

                  "Exchange Agent" means the Exchange Agent under the Exchange Agreement.

                  "Exchange Agreement" means the Cash Exchange Agent Agreement, dated as of October 29, 2004, among the Borrower, EquiServe Trust Company, N.A. and EquiServe, Inc.

                  "Extension of Credit" means, as to any Lender, the making of a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

                  "Federal Funds Rate" means, for any day, the rate per annum, (rounded, if necessary, to the next greater 1/100 of 1%) equal to the rate per annum federal funds rate published by the Federal Reserve Bank of New York.

                  "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

                  "Fixed Charge Coverage Ratio" means, at any date of determination, the ratio of (a) Consolidated EBITDA for the four fiscal quarter period ending on such date (or, if such date is not the last day of a fiscal quarter, for the immediately preceding four fiscal quarter period) to (b) Consolidated Fixed Charges for such period.

                  "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the applicable Loan Party is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "Foreign Subsidiary" means any Subsidiary organized under the laws of any jurisdiction other than the United States of America or any State thereof.

                  "Funding Date" means the date designated by the Borrower not greater than five Business Days after the Effective Date upon which the initial Extensions of Credit are made hereunder.

                  "GAAP" means generally accepted accounting principles in the United States of America.

                  "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guaranteed" has a meaning correlative thereto.

                  "Guarantee Agreement" means the Guarantee Agreement, substantially in the form of Exhibit B, among the Subsidiary Guarantors and the Administrative Agent, for the benefit of the Secured Parties.

                  "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

                  "Indemnified Taxes" means Taxes other than Excluded Taxes.

                  "Indemnitee" has the meaning assigned to such term in Section 10.03(b).

                  "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 3.02.

                  "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

                  "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three, or six months thereafter, as the Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

                  "Issuing Lender" means BNY.

                  "Issuing Lender Fees" has the meaning ascribed to that term in
Section 3.03(d).

                  "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

                  "LC Commitment" means the commitment of the Issuing Lender to issue Letters of Credit in an aggregate amount at any time outstanding equal to the LC Committed Amount and with respect to each Lender, the commitment of such Lender to purchase participation interests in the Letters of Credit up to such Lender's LC Committed Amount as specified in Schedule 2.01, as such amount may be reduced from time to time in accordance with the provisions hereof.

                  "LC Commitment Percentage" means, for each Lender, the percentage identified as its LC Commitment Percentage on Schedule 2.01, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 10.04(b) hereof.

                  "LC Committed Amount" means, collectively, the aggregate amount of all of the LC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.03 and, individually, the amount of each Lender's LC Commitment as specified in Schedule 2.01.

                  "LC Disbursement" means a payment made by the Issuing Lender pursuant to a Letter of Credit.

                  "LC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or (b) any collateral security for such obligations.

                  "LC Obligations" means, at any time, the sum of (a) the maximum amount which is available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings specified in such Letters of Credit plus (b) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

                  "Letter of Credit" shall mean any letter of credit issued by the Issuing Lender pursuant to the terms hereof, as such Letter of Credit may be amended, modified, extended, renewed or replaced from time to time.

                  "Letter of Credit Fee" has the meaning ascribed to that term in Section 3.03(c).

                  "Leverage Ratio" means, as of any date, the ratio of (a) Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP as of such date to (b) Consolidated EBITDA for the four fiscal quarters ending on such date or, if such date is not the last day of a fiscal quarter, for the immediately preceding four fiscal quarters.

                  "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the per annum rate determined by the Administrative Agent as follows: (a) the Administrative Agent shall obtain the rate for deposits in dollars for a period comparable to such Interest Period which appears on the Telerate Page 3750 (or any replacement page, if such page is replaced in the Telerate Service or such other service or services as may be designated by the British Bankers Association for the purpose of displaying the London Interbank Offered Rate for dollar deposits as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period), and (b) if the Administrative Agent is not able to obtain quotations for the determination of the LIBO Rate pursuant to the foregoing clause (a), the LIBO Rate shall be the per annum rate of interest quoted by the Administrative Agent at which dollar deposits are offered by the Administrative Agent to prime banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, which deposits are for a period equal to such Interest Period and in an amount substantially equal to such Eurodollar Borrowing.

                  "LIBO Rate Lending Office" means, initially, the office of each Lender designated as such Lender's LIBO Rate Lending Office shown on its signature page to this Agreement; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the Eurodollar Loans of such Lender are to be made.

                  "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

                  "Loan" means a Revolving Loan, a Swingline Loan or the Term Loan, as the context may require.

                  "Loan Documents" shall mean this Agreement, each of the Notes, any Assignment and Acceptance, the Letters of Credit, the LC Documents, the Guarantee Agreement and the Security Documents.

                  "Loan Party" means any of the Borrower, the Subsidiary Guarantors or any account party under a Letter of Credit.

                  "Margin Stock" has the meaning assigned to such term in Regulation U.
                  "Material Adverse Effect" means a material adverse effect on
(a) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the validity or enforceability of this Agreement or any other Loan Document (other than any Assignment and Acceptance) or the rights of or remedies available any Credit Party under any Loan Document.

                  "Material Foreign Subsidiary" means each direct or indirect Foreign Subsidiary as to which any of the following tests are or have at any time been met: (a) the Borrower's and the other Subsidiaries' investments in and advances to such Foreign Subsidiary is greater than or equal to 10% of the total assets of the Borrower and its Subsidiaries on a consolidated basis as of the last day of the most recently completed fiscal year of the Borrower, (b) such Foreign Subsidiary's proportionate share of the total assets (after intercompany eliminations) of the Borrower and its Subsidiaries on a consolidated basis is greater than or equal to 10% of the total assets of the Borrower and the Subsidiaries on a consolidated basis as of the last day of the most recently completed fiscal year of the Borrower, or (c) the income from continuing operations before income taxes, extraordinary items and the cumulative effect of a change in accounting principles of such Foreign Subsidiary is greater than or equal to 10% of such income of the Borrower and its Subsidiaries on a consolidated basis as of the last day of the most recently completed fiscal year of the Borrower.

                  "Material Indebtedness" means Indebtedness (other than Indebtedness under the Loan Documents) or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $1,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary, as applicable, would be required to pay if such Hedging Agreement were terminated at such time.

                  "Maturity Date" means (a) with respect to the Term Loan, the Term Loan Maturity Date and (b) with respect to the Revolving Loans and Swingline Loans, the Revolving Commitment Termination Date.

                  "Merger" means the acquisition by the Borrower of the Acquired Company pursuant to the transactions contemplated by the Merger Agreement.

                  "Merger Agreement" means the Agreement and Plan of Merger dated as of September 1, 2004 among the Borrower, the Merger Subsidiary and the Acquired Company, as the same may be amended or modified from time to time.

                  "Merger Subsidiary" means Cobalt Acquisition Corporation, a Delaware corporation.

                  "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "Net Cash Proceeds" means the aggregate cash proceeds received by the Borrower or any Subsidiary in respect of any Asset Disposition, Equity Issuance or Debt Issuance; net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include any cash received upon the sale or other disposition of any non-cash consideration received by the Borrower or any Subsidiary in any Asset Disposition, Equity Issuance or Debt Issuance net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof.

                  "Note" or "Notes" means, the Revolving Notes, the Swingline Note or the Term Notes, collectively or separately, as the context may require.

                  "Notice of Borrowing" shall mean the written notice of borrowing as referenced and defined in Section 2.01(b)(i).

                  "Obligations" means, without duplication, (i) all of the obligations of the Loan Parties to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Agreement, the Notes or any of the other Loan Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition under the Bankruptcy Code with respect to any Loan Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from the Borrower or any Subsidiary to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement.

                  "Other Taxes" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents.

                  "Participant" has the meaning assigned to such term in Section 10.04(e).

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "Perfection Certificate" means a certificate in the form of Annex 2 to the Security Agreement or any other form approved by the Administrative Agent.

                  "Permitted Encumbrances" means:

                       (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 6.04;

                       (b) carriers', warehousemens', mechanics', materialmens', repairmens' and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 6.04;

                       (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                       (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                       (e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 8.01(k); and

                       (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary.

                  "Permitted Investments" means:

                       (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent that such obligations are backed by the full faith and credit of the United States of America), in each case measuring within one year from the date of acquisition thereof,

                       (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from the Standard & Poor's division of The McGraw-Hill Companies, Inc. or any successor thereto, or from Moody's Investors Service, Inc. or any successor thereto;

                       (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000; and

                       (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (c) of this definition.

                  "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower, any Subsidiary or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

                  "Post-Merger Net Worth" means the pro forma Total Net Worth of the Borrower and Subsidiaries as of September 30, 2004, determined on the basis of the consolidated balance sheet of the Borrower and Subsidiaries at June 30, 2004, adjusted to give effect on a pro forma basis (including an estimate of purchase accounting adjustments to the extent permitted or required by GAAP) to the consummation of the Merger as of the most recent unaudited balance sheet date of the Borrower.

                  "Prime Rate" means the rate of interest per annum publicly announced from time to time by BNY as its prime commercial lending rate; each change in the Prime Rate being effective from and including the date such change is publicly announced as being effective. The Prime Rate is not intended to be the lowest rate of interest charged by BNY in connection with extensions of credit to borrowers.

                  "Recovery Event" means the receipt by the Borrower or any Subsidiary of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets.

                  "Register" has the meaning assigned to such term in Section 10.04(c).

                  "Regulation T" means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation U" means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Regulation X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                  "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "Required Lenders" means Lenders holding in the aggregate more than 50% of (a) the outstanding Loans plus the aggregate unused Revolving

Commitments at such time (and participation interests therein) (treating for purposes hereof in the case of Swingline Loans and LC Obligations, in the case of the Swingline Lender and the Issuing Lender, only the portion of the Swingline Loans and the LC Obligations of the Swingline Lender and the Issuing Lender, respectively, which is not subject to the participation interests of the other Lenders and, in the case of the Lenders other than the Swingline Lender and the Issuing Lender, the participation interests of such Lenders in Swingline Loans and LC Obligations hereunder as direct Obligations of such Lenders) or (b) if the Commitments have been terminated, the outstanding Loans and participation interests (including, in the case of the Swingline Lender and the Issuing Lender, the portion of the Swingline Loans and the LC Obligations held by the Swingline Lender and the Issuing Lender, respectively), provided however, "Required Lenders" must include at least two Lenders.

                  "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Restricted Payment" means, as to any Person, any dividend or other distribution by such Person (whether in cash, securities or other property) with respect to any shares of any class of equity securities of such Person, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares or any option, warrant or other right to acquire any such shares.

                  "Revolving Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding equal to such Lender's Revolving Committed Amount as specified in Schedule 2.01, as such amount may be reduced from time to time in accordance with the provisions hereof or in connection with any assignment made in accordance with the provisions of Section 10.04(b).

                  "Revolving Commitment Percentage" means, for each Lender, the percentage identified as its Revolving Commitment Percentage on Schedule 2.01, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 10.04(b).

                  "Revolving Commitment Termination Date" means October
29, 2009.

                  "Revolving Committed Amount" means, collectively, the aggregate amount of all Revolving Commitments as referenced in Section 2.01(a), as such amount may be increased or reduced from time to time in accordance with the provisions hereof, and, individually, the amount of each Lender's Revolving Commitment as specified on Schedule 2.01, as such amount may be reduced from time to time in accordance with the provisions hereof or in connection with any assignment made in accordance with the provisions of Section 10.04(b).

                  "Revolving Loan" has the meaning ascribed to that term in
Section 2.01.

                  "Revolving Note" means a promissory note of the Borrower in favor of a Lender, substantially in the form of Exhibit C-1 with appropriate insertions, evidencing the Revolving Loans made by such Lender to the Borrower, as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

                  "Secured Parties" means the "Secured Parties" as defined in the Security Agreement.

                  "Security Agreement" means the Security Agreement, substantially in the form of Exhibit D, among the Borrower, the Subsidiary Guarantors and the Administrative Agent, for the benefit of the Secured Parties.

                  "Security Documents" means the Security Agreement and each other security agreement, instrument or other document executed or delivered pursuant to Section 6.12 or Section 6.14 to secure any of the Obligations.

                  "Specified Sales" means (a) the sale, transfer, lease or other disposition of inventory and materials in the ordinary course of business, (b) the sale, transfer, lease or other disposition of obsolete or worn-out property or assets in the ordinary course of business, and (c) the sale, transfer or other disposition of Permitted Investments.

                  "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent or one or more subsidiaries of the parent.

                  "Subsidiary" means any subsidiary of the Borrower.

                  "Subsidiary Guarantor" means the Domestic Subsidiaries of the Borrower listed in Schedule 4.12, including the Merger Subsidiary and any other Domestic Subsidiary that executes and delivers the Security Documents and the Guarantee Agreement, in each case in accordance with Section 5.01(a)(viii),
Section 5.01(a)(ix), Section 6.12 and Section 6.14.

                  "Swingline Commitment" means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding equal to the Swingline Committed Amount, and with respect to the other Lenders, the commitment of such Lenders to purchase participation interests in the Swingline Loans as provided in Section 2.02(c), as such amounts may be reduced from time to time in accordance with the provisions hereof.

                  "Swingline Committed Amount" means the amount of the Swingline Lender's Swingline Commitment as specified in Section 2.02(a).

                  "Swingline Lender" means BNY, in its capacity as such.

                  "Swingline Loan" or "Swingline Loans" has the meaning ascribed to that term in Section 2.02(a).

                  "Swingline Note" means the promissory note of the Borrower in favor of the Swingline Lender, substantially in the form of Exhibit C-2 with appropriate insertions, evidencing the Swingline Loans made by the Swingline Lender to the Borrower, as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

                  "Swingline Rate" means the Alternate Base Rate plus the Applicable Margin or a rate agreed upon by the Borrower and the Swingline Lender, as selected by the Borrower.

                  "Taxes" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "Term Loan" has the meaning ascribed to that term in Section 2.05(a).

                  "Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make its portion of the Term Loan in a principal amount equal to such Lender's Term Loan Commitment Percentage of the Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Effective Date, the principal amount outstanding on the Term
Loan).

                  "Term Loan Commitment Percentage" means, for any Lender, the percentage identified as its Term Loan Commitment Percentage on Schedule 2.01, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 10.04(b).

                  "Term Loan Committed Amount" has the meaning ascribed to that term in Section 2.05(a).

                  "Term Loan Maturity Date" means October 29, 2009.

                  "Term Note" means a promissory note of the Borrower in favor of a Lender, substantially in the form of Exhibit C-3 with appropriate insertions, evidencing the portion of the Term Loan made by such Lender to the Borrower, as such promissory note may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

                  "Total Net Worth" means, as of any date, all amounts which would, in conformity with GAAP, be included in stockholders' equity (or any like caption) on a consolidated balance sheet of the Borrower and the Subsidiaries as at such date, plus, if and to the extent not otherwise included in stockholders' equity, the amount of all preferred stock of the Borrower outstanding as at such date.

                  "Transactions" means (a) the execution, delivery and performance by each Loan Party of each Loan Document to which it is a party, (b) the borrowing of the Loans, (c) the use of the proceeds of the Loans and (d) the consummation of the Merger.

                  "2000 Credit Agreement" means the Credit Agreement dated as of October 11, 2000, as heretofore amended, among the Borrower, certain lenders party thereto and BNY, as administrative agent.

                  "Type" when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing is determined by reference to Adjusted LIBO Rate or the Alternate Base Rate.

                   "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

      Section 1.02 Classification of Loans. For purposes of this Agreement, Loans may be classified and referred to by class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by class and Type (e.g., a "Eurodollar Revolving Borrowing").

      Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references to time herein shall be references to Eastern Standard Time or Eastern Daylight Saving Time, as the case may be, unless specified otherwise, (e) all references herein to Articles,

Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (f) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Any reference to an applicable Lender shall mean Lenders having a Revolving Commitment, an LC Commitment, a Swingline Commitment, or a Term Loan Commitment.

      Section 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Unless the context otherwise requires, any reference to a fiscal period shall refer to the relevant fiscal period of the Borrower.

Article 2   THE CREDITS; AMOUNTS AND TERMS

      Section 2.01  Revolving Loans

            (a) Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Lender with a Revolving Commitment severally agrees to make revolving credit loans ("Revolving Loans") to the Borrower from time to time for the purposes hereinafter set forth; provided, however, that (i) with regard to each Lender individually, the sum of such Lender's share of outstanding Revolving Loans plus the dollar amount of such Lender's Revolving Commitment Percentage of Swingline Loans plus the dollar amount of such Lender's LC Commitment Percentage of LC Obligations shall not exceed such Lender's Revolving Commitment and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus Swingline Loans plus LC Obligations shall not exceed $25,000,000 (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.04, the "Revolving Committed Amount"). Revolving Loans may consist of ABR Borrowings or Eurodollar Borrowings, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof. Each Lender shall make Eurodollar Loans at its LIBO Rate Lending Office and ABR Loans at its Domestic Lending Office.

            (b) Revolving Loan Borrowings.

                  (i) Notice of Borrowing. The Borrower shall request a
            Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 11:00 a.m. on the date of the requested borrowing in the case of ABR Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such notice of borrowing shall be substantially in the form of Exhibit G with appropriate insertions (a "Notice of Borrowing"), shall be irrevocable and shall specify:

                    (1)  that a Revolving Loan is requested,

                    (2) the date of the requested borrowing (which shall be a Business Day),

                    (3)  the aggregate principal amount to be borrowed,

                    (4) whether the borrowing shall be comprised of ABR Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (A) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (B) the type of Revolving Loan requested, then such notice shall be deemed to be a request for an ABR Loan hereunder. The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share thereof.

                  (ii) Advances. Each Lender will make its Revolving Commitment
            Percentage of each Revolving Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 10.01, or at such other office as the Administrative Agent may designate in writing, by 1:00 p.m. on the date specified in the applicable Notice of Borrowing in dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent on such day by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

      (c) Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Revolving Commitment Termination Date.

   Section 2.02  Swingline Loan Subfacility

      (a) During the Commitment Period, subject to the terms and conditions set forth herein, the Swingline Lender agrees to make certain revolving credit loans (each, a "Swingline Loan" and collectively, the "Swingline Loans") to the Borrower in dollars from time to time on any Business Day provided that, (i) the aggregate amount of Swingline Loans outstanding at any time shall not exceed $1,000,000 (the "Swingline Committed Amount") and (ii) the sum of the aggregate amount of outstanding Revolving Loans plus Swingline Loans plus LC Obligations shall not exceed the Revolving Committed Amount. Swingline Loans may be repaid and reborrowed in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Swingline Lender shall not be required to make a Swingline Loan if any Credit Party shall have notified the Swingline Lender and the Borrower in writing at least one Business Day prior to the Borrowing Date with respect to such Swingline Loan, that the conditions set forth in Section 5.02 have not been satisfied and such conditions remain unsatisfied as of the requested time of the making such Swingline Loan. Each Swingline Loan shall be due and payable on the maturity thereof, provided that in no event shall such maturity be later than the sixth Business Day preceding the Revolving Commitment Termination Date.

      (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent and the Swingline Lender by telephone (confirmed by telecopy) no later than 3:00 p.m., New York City time, on the date of the requested Borrowing. Each such notice shall be irrevocable and shall specify (i) the aggregate principal amount to be borrowed, (ii) the requested date (which shall be a Business Day) and (iii) the requested Swingline Rate and the maturity date of the requested Swingline Loan which shall be not later than seven Business Days after the making of such Swingline Loan. Subject to its agreement with the Borrower on the applicable Swingline Rate in the event the Borrower elects that the Swingline Rate be a rate agreed upon by the Borrower and the Swingline Lender, the Swingline Lender will make the requested amount available promptly on that same day, to the Administrative Agent (for the account of the Borrower as set forth in Section 2.04) who, thereupon, will promptly make such amount available to the Borrower on such day in like funds as provided therein. Each Swingline Loan shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $500,000.

      (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m. on any Business Day require the Lenders having a Revolving Commitment to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which the applicable Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each applicable Lender, specifying in such notice such Lender's pro rata percentage of the unused Revolving Commitments of such Swingline Loan or Swingline Loans. Each applicable Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Revolving Commitment Percentage of such Swingline Loan or Swingline Loans. Each applicable Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each applicable Lender shall comply with its obligation under this Section by wire transfer of immediately available funds, in the same manner as provided in
Section 2.01(b)(ii) with respect to Loans made by such applicable Lender (and
Section 2.01(b)(ii) shall apply, mutatis mutandis, to the payment obligations of the applicable Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this Section, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the applicable Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this Section shall not relieve the Borrower of any default by the Borrower in the payment thereof.

    Section 2.03   Letter of Credit Subfacility

      (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Lender, at any time and from time to time during the Commitment Period provided, however, that (i) the aggregate amount of LC Obligations shall not at any time exceed $1,000,000 (the "LC Committed Amount"), (ii) the sum of the aggregate amount of Revolving Loans plus Swingline Loans plus LC Obligations shall not at any time exceed the Revolving Committed Amount, (iii) all Letters of Credit shall be denominated in dollars and (iv) Letters of Credit shall be issued for lawful corporate purposes and may be issued as standby letters of credit or as trade letters of credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other LC Document submitted by the Borrower to, or entered into by the Borrower with, the Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

      (b) Notice of Issuance; Amendment; Renewal; Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Lender, the Borrower also shall submit a letter of credit application on the Issuing Lender's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and, upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension the proviso of Section 2.03(a) is satisfied.

      (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of the date that is 360 days after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, 360 days after such renewal or extension) and (ii) the date that is ten Business Days prior to the Revolving Commitment Termination Date, provided that any Letter of Credit may provide for the renewal thereof for additional 360-day periods (which shall in no event extend beyond the date that is ten Business Days prior to the Revolving Commitment Termination Date).

      (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Lender or the applicable Lenders, the Issuing Lender hereby grants to each Lender having a Revolving Commitment, and each such Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit equal to such Lender's Revolving Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each such Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Lender, such Lender's Revolving Commitment Percentage of each LC Disbursement made by the Issuing Lender and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each such Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever; provided, however, that no Lender shall be obligated to make any payment to the Administrative Agent for any wrongful LC Disbursement made by the Issuing Lender as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Lender.

      (e) Reimbursement. If the Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 1:00 p.m., New York City time, on the Business Day immediately following the day that the Borrower receives such notice. If the Borrower fails to make such payment under this paragraph when due, the Administrative Agent shall notify each applicable Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Revolving Commitment Percentage thereof. Promptly following receipt of such notice, each applicable Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.01(b)(ii) with respect to Loans made by such Lender (and Section 2.01(b)(ii) shall apply, mutatis mutandis, to the payment obligations of the applicable Lenders), and the Administrative Agent shall promptly pay to the Issuing Lender the amounts so received by it from the applicable Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section, the Administrative shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to this Section to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Lender for any LC Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

      (f) Obligations Absolute. The Borrower's obligations to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of

Credit or this Agreement, or any term or provision therein or herein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither any Credit Party nor any of their respective Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Lender's gross negligence or willful misconduct or failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Lender (as finally determined by a court of competent jurisdiction), the Issuing Lender shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

      (g) Disbursement Procedures. The Issuing Lender shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Lender shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Lender and the applicable Lenders with respect to any such LC Disbursement unless such notice was a condition precedent to the LC Disbursement.

      (h) Interim Interest. If the Issuing Lender shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 3.01(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Lender, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Lender shall be for the account of such Lender to the extent of such payment.

      (i) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the applicable Lenders, an amount in cash equal to the LC Obligations with respect to Letters of Credit as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in
Section 8.01(h) or (i). Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposit, which investments shall be in direct short-term obligations of, or short-term obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America, in each case maturing no later than the expiry date of the Letter of Credit giving rise to the relevant LC Obligations, such deposit shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Lender for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Obligations at such time or, if the maturity of the Loans has been accelerated be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence and continuation of an Event of Default, such amount and any accrued interest (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

    Section 2.04   Reduction and Termination of the Revolving Commitments

      (a) Voluntary Reductions. The Borrower shall have the right to terminate or permanently reduce the unused portion of the Revolving Committed Amount at any time or from time to time upon not less than one Business Day's prior notice to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $1,000,000 or a whole multiple of $500,000 in excess thereof and shall be irrevocable and effective upon receipt by the Administrative Agent; provided, that no such reduction or termination shall be permitted if after giving effect thereto, and to any prepayments of the Revolving Loans made on the effective date thereof, the sum of the then outstanding aggregate principal amount of the Revolving Loans plus Swingline Loans plus LC Obligations would exceed the Revolving Committed Amount.

      (b) Revolving Commitment Termination Date. The Revolving Commitment, the LC Commitment and the Swingline Commitment shall automatically terminate on the Revolving Commitment Termination Date.

    Section 2.05   Term Loan Facility

      (a) Term Loan. Subject to the terms and conditions hereof, each Lender severally agrees to make available to the Borrower on the Funding Date such Lender's Term Loan Commitment Percentage of a term loan in dollars (the "Term Loan") in the aggregate principal amount of $50,000,000 (the "Term Loan Committed Amount") for the purposes hereinafter set forth. The Term Loan may consist of ABR Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request. Each Lender will make Eurodollar Loans at its LIBO Rate Lending Office and ABR Loans at its Domestic Lending Office. Amounts repaid on the Term Loan may not be reborrowed.

      (b) Advances. Each Lender will make its Term Loan Commitment Percentage of the Term Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 10.01, or at such other office as the Administrative Agent may designate in writing, by 1:00 p.m. on the Funding Date in dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent on the Funding Date (i) by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent or (ii) if requested by the Borrower in the initial Borrowing Request, by wire transferring the aggregate amount made available to the Administrative Agent by the Lenders to an account of the Exchange Agent for disbursement in accordance with the Merger Agreement.

(c) Repayment of Term Loan. The principal amount of the Term Loan shall be repaid in twenty (20) consecutive quarterly installments as follows, unless accelerated sooner pursuant to Section 8.02:


        Installment Payment Date                  Principal Amortization Payment
------------------------------------------ -------------------------------------
             March 31, 2005                                 1,875,000
------------------------------------------ -------------------------------------
              June 30, 2005                                 1,875,000
------------------------------------------ -------------------------------------
           September 30, 2005                               1,875,000
------------------------------------------ -------------------------------------
            December 31, 2005                               1,875,000
------------------------------------------ -------------------------------------
             March 31, 2006                                 2,187,500
------------------------------------------ -------------------------------------
              June 30, 2006                                 2,187,500
------------------------------------------ -------------------------------------
           September 30, 2006                               2,187,500
------------------------------------------ -------------------------------------
            December 31, 2006                               2,187,500
------------------------------------------ -------------------------------------
             March 31, 2007                                 2,500,000
------------------------------------------ -------------------------------------

        Installment Payment Date                  Principal Amortization Payment
------------------------------------------ -------------------------------------
              June 30, 2007                                 2,500,000
------------------------------------------ -------------------------------------
           September 30, 2007                               2,500,000
------------------------------------------ -------------------------------------
            December 31, 2007                               2,500,000
------------------------------------------ -------------------------------------
             March 31, 2008                                 2,812,500
------------------------------------------ -------------------------------------
              June 30, 2008                                 2,812,500
------------------------------------------ -------------------------------------
           September 30, 2008                               2,812,500
------------------------------------------ -------------------------------------
            December 31, 2008                               2,812,500
------------------------------------------ -------------------------------------
             March 31, 2009                                 3,125,000
------------------------------------------ -------------------------------------
              June 30, 2009                                 3,125,000
------------------------------------------ -------------------------------------
           September 30, 2009                               3,125,000
------------------------------------------ -------------------------------------
         Term Loan Maturity Date           Entire remaining balance principal
------------------------------------------ -------------------------------------

   Section 2.06      Evidence of Loans

      (a) Lender Accounts. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the debt of the Borrower to such Lender resulting from the Loans made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

      (b) Administrative Agent Records. The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type of each Loan made and the Interest Period, if any, applicable thereto,
(ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to the Administrative Agent for the account of each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof. Upon the written request of the Borrower, not more frequently than once each calendar quarter, the Administrative Agent will furnish the Borrower with a statement setting forth the information in such records.

      (c) Evidence of Debt. The entries made in the accounts maintained pursuant to subsections (a) and (b) of this Section 2.06 shall to the extent not inconsistent with any entries made in any Note be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with the terms of this Agreement.

      (d) Notes. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Note or a Term Note, or both, payable to the order of the Lender in an amount equal to the aggregate unpaid principal amount of such Lender's Revolving Loans or Term Loan, as applicable. If requested by the Swingline Lender (through the Administrative Agent), the Borrower shall execute and deliver to the Swingline Lender (through the Administrative Agent) a single Swingline Note payable to the order of the Swingline Lender in an amount equal to the aggregate unpaid principal amount of the Swingline Loans. Notwithstanding the foregoing, each Lender may, by notice to the Borrower and the Administrative Agent, request that its Loans of a particular Type be evidenced by separate Notes in amounts equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be a Revolving Note or a Term Note, as applicable, with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant Type.

      (e) Note Endorsements. Each Lender having one or more Notes shall record the date, amount, and Type of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Lender so elects in connection with any transfer or enforcement of any Note, endorse on the reverse side or on the schedule, if any, forming a part thereof appropriate notations to evidence the foregoing information with respect to each outstanding Loan evidenced thereby; provided, that the failure of any Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower hereunder or under any such Note. Each Lender is hereby irrevocably authorized by the Borrower so to endorse each of its Notes and to attach to and make a part of each of its Notes a continuation of any such schedule as and when required.

   Section 2.07   Prepayments

      (a) Optional Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time; provided, however, that (i) each partial prepayment of Loans (other than Swingline Loans) shall be in a minimum principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof and (ii) each prepayment of Swingline Loans shall be in a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof. The Borrower shall give irrevocable written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) of any such voluntary prepayment to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) not later than 1:00 p.m. on the Business Day prior to the date of the requested prepayment in the case of ABR Loans, and on the third Business Day prior to the date of the requested prepayment in the case of Eurodollar Loans. Subject to the foregoing terms and subject to Section 3.06, amounts prepaid under this Section 2.07(a) shall be applied to ABR Loans and to Eurodollar Loans in such amounts and in such order as the Borrower may request. All prepayments under this Section 2.07(a) shall be subject to Section 3.06, but otherwise without premium or penalty. Interest on the principal amount prepaid shall be payable on the date of such prepayment. Amounts prepaid on the Swingline Loans and the Revolving Loans may be reborrowed in accordance with the terms hereof. Amounts prepaid on the Term Loan may not be reborrowed.

      (b) Mandatory Prepayments.

            (i) Revolving Committed Amount. If at any time after the Funding Date, the sum of the aggregate principal amount of outstanding Revolving Loans plus Swingline Loans plus LC Obligations shall exceed the Revolving Committed Amount, the Borrower immediately shall prepay the Revolving Loans and (after all Revolving Loans have been repaid) cash collateralize the LC Obligations, in an amount sufficient to eliminate such excess (such prepayment to be applied as set forth in clause (vi) below).

            (ii) Asset Dispositions. Promptly following any Asset Disposition in any fiscal year, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds derived from all such Asset Dispositions (such prepayment to be applied as set forth in clause (vi) below); provided, however, that such Net Cash Proceeds shall not be required to be so applied to the extent (1) the Borrower delivers to the Administrative Agent a certificate stating that it intends to use such Net Cash Proceeds to acquire fixed or capital assets in replacement of the disposed assets, and (2) such acquisition is completed within 180 days of receipt of the Net Cash Proceeds it being expressly agreed that any Net Cash Proceeds not so reinvested shall be applied to repay the Loans immediately thereafter.

            (iii) Issuances. Immediately upon receipt by any Loan Party of proceeds from (A) any Debt Issuance which is made with the consent of the Required Lenders, the Borrower shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Debt Issuance (such prepayment to be applied as set forth in clause
      (vi) below) or (B) any Equity Issuance, the Borrower shall prepay the Loans in an aggregate amount equal to fifty percent (50%) of the Net Cash Proceeds of such Equity Issuance (such prepayment to be applied as set forth in clause (vi) below); provided, however, with respect to (B) above, to the extent the Leverage Ratio was less than or equal to 1.50:1.00 as of the end of the fiscal quarter next preceding the date of such Equity Issuance or if the proceeds of the Equity Issuance are used to finance a Permitted Acquisition, no prepayment shall be required under this clause
      (iii).

            (iv) Recovery Event. To the extent cash proceeds are received in connection with a Recovery Event and are not applied to repair, replace or relocate damaged property or to purchase or acquire fixed or capital assets in replacement of the assets lost or destroyed within 180 days of the receipt of such cash proceeds, the Borrower shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds not so applied (such prepayment to be applied as set forth in clause (vi) below).

            (v) Excess Cash Flow. Within 90 days after the end of each fiscal year (commencing with the fiscal year ending June 30, 2005), if the Leverage Ratio of the Borrower at the end of such fiscal year was greater than 2.00:1.00, the Borrower shall prepay the Loans in an amount equal to seventy-five percent (75%) of the Excess Cash Flow for such fiscal year (such prepayments, if any, to be applied as set forth in clause (vi) below); provided, however, that if such Leverage Ratio was less than or equal to 2.00:1.00 at the end of such fiscal year, no prepayments shall be required with respect to the Excess Cash Flow for such fiscal year.

            (vi) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 2.07(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 2.07(b)(i), to the Revolving Loans and then (after all Revolving Loans have been repaid) to a cash collateral account in respect of LC Obligations, (B) with respect to all amounts prepaid pursuant to Sections 2.07(b)(ii) through (v), (1) first, to the remaining installments of principal of the Term Loan in inverse order of maturity, and (2) second, to the Revolving Loans without a corresponding permanent reduction of the Revolving Commitments and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LC Obligations. Within the parameters of the applications set forth above, prepayments shall be applied first to ABR Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 2.07(b) shall be subject to Section 3.06 and be accompanied by accrued interest on the principal amount prepaid to the date of prepayment.

   Section 2.08   Minimum Borrowing Amounts

      (a) Each ABR Loan (other than Swingline Loans) borrowing shall be in a minimum amount of $1,000,000 and whole multiples of $100,000 in excess thereof.

      (b) Each Eurodollar Loan borrowing shall be in a minimum amount of $1,000,000 and whole multiples of $100,000 in excess thereof.

      (c) All borrowings, payments and prepayments in respect of Revolving Loans shall be in such amounts and be made pursuant to such elections so that after giving effect thereto the aggregate principal amount of the Revolving Loans shall either be zero or shall not be less than $1,000,000 or a whole multiple of $100,000 in excess thereof.

   Section 2.09   Payments Generally; Pro Rata Treatment; Sharing of Setoffs

      (a) Each Loan Party shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal of Loans, interest or fees, or of amounts payable under Section 3.05, 3.06, 3.07 or 10.03, or otherwise) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its office at One Wall Street, New York, New York, or such other office as to which the Administrative Agent may notify the other parties hereto, except that payments pursuant to Sections 3.05, 3.06, 3.07 and 10.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof together with, in the case of payments due to any Lender, interest thereon at the Federal Funds Rate, with respect to any payment which the Administrative Agent receives from any Loan Party by 12:00 Noon and does not distribute to such Lender on the same Business Day. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

      (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal of Loans, interest, fees and commissions then due hereunder, such funds shall be applied (i) first, towards payment of interest, fees and commissions then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and commissions then due to such parties and (ii) second, towards payment of principal of Loans then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal of Loans then due to such parties.

      (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of, or interest on, any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other applicable Lender, then the applicable Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other applicable Lenders to the extent necessary so that the benefit of all such payments shall be shared by the applicable Lenders ratably in accordance with the aggregate amount of principal of, and accrued interest on, their respective Loans, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

      (d) Unless the Administrative Agent shall have received notice from a Loan Party prior to the date on which any payment is due to the Administrative Agent for the account of the applicable Credit Parties hereunder that such Loan Party will not make such payment, the Administrative Agent may assume that such Loan Party has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to such Credit Parties the amount due. In such event, if such Loan Party has not in fact made such payment, then each such Credit Party severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Credit Party with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

      (e) If any Credit Party shall fail to make any payment required to be made by it pursuant to Section 2.01(b)(ii), 2.02(c), 2.03(e) or 2.05(b), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Credit Party to satisfy such Credit Party's obligations under such Sections until all such unsatisfied obligations are fully paid.

Article 3    INTEREST, FEES, YIELD PROTECTION, ETC.

   Section 3.01   Interest

      (a) ABR Loans shall bear interest at the Alternate Base Rate plus the Applicable Margin.

      (b) Eurodollar Borrowings shall bear interest at the Adjusted LIBO Rate for the
Interest Period in effect for such Borrowing plus the Applicable Margin.

      (c) Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, then, so long as such Event of Default is continuing, all principal of and interest on each Loan and each fee and other amount payable by the Borrower hereunder shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the Alternate Base Rate plus the Applicable Margin.

      (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and on, as applicable, the Revolving Commitment Termination Date and the Term Loan Maturity Date, provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, and (ii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

      (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent clearly demonstrable error.

     Section 3.02   Interest Elections

      (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the applicable Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

      (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election in writing by the time that a Borrowing Request would be required under Section 2.01(b)(i) if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable, shall be delivered by hand or telecopy to the Administrative Agent in a form approved by the Administrative Agent and shall be signed by the Borrower.

      (c) Each Interest Election Request shall specify the following information:

            (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

            (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

            (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

            (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

      (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

      (e) If the Borrower fails to deliver a timely Interest Election Request prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period, such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     Section 3.03   Fees

      (a) Administrative Agent and Arranger Fees. The Borrower agrees to pay to the Administrative Agent and the Sole Lead Arranger, for their own account, fees and other amounts payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent and the Sole Lead Arranger.

      (b) Commitment Fee. In consideration of the Revolving Commitments, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders holding a Revolving Commitment, a fee (the "Commitment Fee") equal to the Applicable Margin per annum on the average daily unused amount of the Revolving Committed Amount. For purposes of computing the Commitment Fee hereunder, (i) the LC Obligations shall be considered usage under the aggregate Revolving Committed Amount and (ii) Swingline Loans shall be considered usage under the aggregate Revolving Committed Amount. The Commitment Fee shall be payable quarterly in arrears on the last day of each calendar quarter and upon termination of the Revolving Commitments.

      (c) Letter of Credit Fees. In consideration of the LC Commitments, the Borrower agrees to pay to the Issuing Lender a fee (the "Letter of Credit Fee") equal to the Applicable Margin per annum on the average daily maximum amount available to be drawn under each Letter of Credit. The Issuing Lender shall promptly pay over to the Administrative Agent for the ratable benefit of the Lenders (including the Issuing Lender) the Letter of Credit Fee. The Letter of Credit Fee shall be payable quarterly in arrears on the last day of each calendar quarter.

      (d) Issuing Lender Fees. In addition to the Letter of Credit Fees payable pursuant to subsection (c) above, the Borrower shall pay to the Issuing Lender for its own account without sharing by the other Lenders (i) such fees separately agreed upon by the Issuing Lender and the Borrower and (ii) the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").

      (e) All fees and other amounts payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of commitment and facility fees, to the Lenders. Fees and other amounts paid shall not be refundable under any circumstances. Commitment Fees and Letter of Credit Fees shall be computed based upon a 360 day year for the actual number of days elapsed.

     Section 3.04   Alternate Rate of Interest

      If prior to the commencement of any Interest Period for a Eurodollar
Borrowing:

      (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or

      (b) the Administrative Agent is advised by any applicable Lender that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lender of making or maintaining its Loan included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the applicable Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the applicable Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

     Section 3.05    Increased Costs; Illegality

      (a) If any Change in Law shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Credit Party (except any such reserve requirement reflected in the Adjusted LIBO Rate);

            (ii) impose on any Credit Party or the London interbank market any other condition affecting this Agreement, any Eurodollar Loans made by such Credit Party or any participation therein,

and the result of any of the foregoing shall be (1) to increase the cost to such Credit Party of making or maintaining any Eurodollar Loan hereunder or (2) to increase the cost to such Credit Party of, or to reduce the amount of, any sum received or receivable by such Credit Party hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Credit Party such additional amount or amounts as will compensate such Credit Party for such additional costs incurred or reduction suffered. Failure to demand compensation pursuant to this Section shall not constitute a waiver of such Credit Party's right to demand such compensation.

      (b) If any Credit Party determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Credit Party's capital or on the capital of such Credit Party's holding company, if any, as a consequence of this Agreement or the Loans made by such Credit Party to a level below that which such Credit Party or such Credit Party's holding company could have achieved but for such Change in Law (taking into consideration such Credit Party's policies and the policies of such Credit Party's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Credit Party such additional amount or amounts as will compensate such Credit Party or such Credit Party's holding company for any such reduction suffered.

      (c) A certificate of a Credit Party setting forth the amount or amounts necessary to compensate such Credit Party or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Credit Party the amount shown as due on any such certificate within 10 days after receipt thereof.

      (d) Failure or delay on the part of any Credit Party to demand compensation pursuant to this Section shall not constitute a waiver of such Credit Party's right to demand such compensation; provided that the Borrower shall not be required to compensate a Credit Party pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Credit Party notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Credit Party's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

      (e) Notwithstanding any other provision of this Agreement, if, after the date of this Agreement, any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

            (i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans), whereupon any request for a Eurodollar Borrowing or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing, as applicable, for an additional Interest Period shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as applicable), unless such declaration shall be subsequently withdrawn; and

            (ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans, as of the effective date of such notice as provided in the last sentence of this paragraph.

In the event any Lender shall exercise its rights under (i) or (ii) of this paragraph, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans, as applicable. For purposes of this paragraph, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

     Section 3.06    Break Funding Payment

      In the event of (a) the payment or prepayment (voluntary or otherwise) of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto or (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.07(a) and is revoked in accordance therewith), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

    Section 3.07    Taxes

      (a) Any and all payments by or on account of any obligation of any Loan Party hereunder and under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that, if such Loan Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section), the applicable Credit Party receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

      (b) In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

      (c) Each Loan Party shall indemnify each Credit Party, within ten days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Credit Party on or with respect to any payment by or on account of any obligation of such Loan Party under the Loan Documents (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Credit Party, or by the Administrative Agent on its own behalf or on behalf of a Credit Party, shall be conclusive absent manifest error.

      (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

      (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the relevant Loan Party is located, or any treaty to which such jurisdiction is a party, with respect to payments under the Loan Documents shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

     Section 3.08    Mitigation Obligations

                  If any Lender requests compensation under Section 3.05, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.07, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans (or any participation therein) hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.05 or 3.07, as applicable, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

    Article 4    REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants to the Credit Parties that:

      Section 4.01 Organization; Powers. Each of the Borrower and the Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

      Section 4.02 Authorization; Enforceability. The Transactions are within the corporate, partnership or other analogous powers of each of the Borrower and the Subsidiaries to the extent it is a party thereto and have been duly authorized by all necessary corporate, partnership or other analogous and, if required, equityholder action. Each Loan Document has been duly executed and delivered by each of the Borrower and the Subsidiaries to the extent it is a party thereto and constitutes a legal, valid and binding obligation thereof, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally.

      Section 4.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the Subsidiaries, (i) except for the indentures, agreements or other instruments listed in Schedule 4.03 for which consents will be obtained prior to the closing of the Merger and (ii) except under indentures, agreements or other instruments of the Acquired Company and its Subsidiaries as to which delivery of consents to transfer or assignments are not conditions to the closing of the Merger, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiaries (other than Liens permitted by Section 7.02).

    Section 4.04 F  inancial Condition; No Material Adverse Change

      (a) The Borrower has heretofore furnished to the Administrative Agent its consolidated and consolidating balance sheets and statements of income, stockholders equity and cash flows of the Borrower and the Subsidiaries as of and for the fiscal years ended June 30, 2002, 2003 and 2004, reported on by Ernst & Young LLP for the fiscal year ended June 30, 2002 and KPMG LLP for the fiscal years ended June 30, 2003 and June 30, 2004. The consolidated financial statements referred to above present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and consolidated Subsidiaries as of such dates and for the indicated periods in accordance with GAAP and are consistent with the books and records of the Borrower (which books and records are correct and complete).

      (b) Since June 30, 2004, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole.

      (c) The Borrower has heretofore furnished to the Administrative Agent the consolidated and consolidating balance sheets and statements of income, stockholders equity and cash flows of the Acquired Company and its subsidiaries as of and for the fiscal years ended December 31, 2002, and December 31, 2003 reported on by PricewaterhouseCoopers LLP, independent certified public accountants. The consolidated financial statements referred to above present fairly, in all material respects, the financial position and results of operations and cash flows of the Acquired Company and consolidated Subsidiaries as of such dates and for the indicated periods in accordance with GAAP and are consistent with the books and records of the Borrower (which books and records are correct and complete).

      (d) Since December 31, 2003, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Acquired Company and its subsidiaries, taken as a whole and, except for the Merger and as disclosed on Schedule 4.04(d), the Acquired Company and its subsidiaries have conducted business only in the ordinary course.

    Section 4.05   Properties

      (a) Each of the Borrower and the Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

      (b) Each of the Borrower and the Subsidiaries owns, or is entitled to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     Section 4.06   Litigation and Environmental Matters

      (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries (i) that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any Loan Document or the Transactions.

      (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) have failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) have become subject to any Environmental Liability,
(iii) have received notice of any claim with respect to any Environmental Liability or (iv) know of any basis for any Environmental Liability.

    Section 4.07 Compliance with Laws and Agreements. Each of the Borrower and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

    Section 4.08 Investment and Holding Company Status. Neither the Borrower nor any of the Subsidiaries are (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935; nor are any of them subject to any other statute or regulation which prohibits or restricts the incurrence of Indebtedness under the Loan Documents or otherwise.

    Section 4.09 Taxes. Each of the Borrower and the Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

    Section 4.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.
87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans.

    Section 4.11 Disclosure. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Subsidiary to any Credit Party in connection with the negotiation of the Loan Documents or delivered thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

    Section 4.12 Subsidiaries. Schedule 4.12 sets forth the name of, and the ownership interest of the Borrower in, each Subsidiary and identifies each Subsidiary that is a Subsidiary Guarantor, in each case as of the Effective Date.

    Section 4.13 Insurance. Schedule 4.13 sets forth a description of all insurance maintained by or on behalf of the Borrower and the Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance that are due and payable have been paid.

    Section 4.14 Labor Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, except where any such violations, individually and in the aggregate, would not be reasonably likely to result in a Material Adverse Effect. All material payments due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound.

    Section 4.15 Solvency. Immediately following the consummation of the Transactions and thereafter following the making of each Loan and after giving effect to the application of the proceeds of such Loan (a) the fair value of the assets of the Borrower and the Subsidiaries, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of the Borrower and the Subsidiaries, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each of the Borrower and the Subsidiary Guarantors will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each of the Borrower and the Subsidiary Guarantors will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following such date.

    Section 4.16   Security Documents

      (a) The Security Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreement) and, when (i) the property constituting such Collateral (for which possession is required for perfection) is delivered to the Administrative Agent, (ii) the financing statements in appropriate form are filed in the offices specified on Schedule 6 to the Perfection Certificate and (iii) all other applicable filings under the Uniform Commercial Code or otherwise that are required under the Loan Documents are made, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral (other than the Intellectual Property (as defined in the Security Agreement)), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.02.

      (b) When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower and the Subsidiary Guarantors in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.02 (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks, trademark applications and copyrights acquired by the Borrower and the Subsidiary Guarantors after the date hereof).

    Section 4.17   Federal Reserve Regulations

      (a) Neither the Borrower nor any of the Subsidiaries are engaged principally, or as one of their important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

      (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase, acquire or carry any Margin Stock or for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X.

    Section 4.18   The Merger

      The Borrower has heretofore delivered to the Administrative Agent a true, correct and complete copy of the Merger Agreement. The Merger Agreement has not been amended or modified and sets forth the entire agreement among the parties thereto with respect to the subject matter thereof. No party to the Merger Agreement has waived the fulfillment of any material condition precedent set forth therein to the consummation of the Merger Agreement, no party has failed to perform any of its material obligations thereunder or under any instrument or document executed and delivered in connection therewith, and nothing has come to the attention of the Borrower that would cause it to believe that any of the representations or warranties of the Acquired Company contained in the Merger Agreement were false or misleading in any material respect when made or when reaffirmed on the date hereof. Except as set forth on Schedule 4.18, no consent or approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the Merger Agreement. Except as set forth on Schedule 4.18, neither the execution and delivery of the Merger Agreement, nor the performance by the Borrower or its Subsidiaries' obligations thereunder, will violate any provision of law or will conflict with or result in a breach of, or create (with or without the giving of notice or lapse of time, or both) a default under, any agreement to which the Borrower or any of its Subsidiaries are a party or by which it is bound or any of its properties is affected other than breaches or violations that individually or collectively could not reasonably be expected to have a Material Adverse Effect. The Borrower and/or its Subsidiaries will acquire upon the consummation of the Merger Agreement valid, legal and marketable title to all the assets to be transferred pursuant thereto and heretofore owned by the Acquired Company, free and clear of any Lien, except for the Liens created and granted by the Security Documents and Permitted Encumbrances.

Article 5    CONDITIONS

      Section 5.01 Initial Extensions of Credit. The Commitments and the obligations of the Lenders to make Extensions of Credit hereunder shall not become effective until the date, which may not be later than December 31, 2004, on which each of the following conditions is satisfied (or waived in accordance with Section 10.02):

            (a) Document Deliveries. The Administrative Agent shall have received each of the following (with a copy for each Lender):

            (i) Either (A) a counterpart of this Agreement signed on behalf of each party hereto or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that each party has signed a counterpart of this Agreement.

            (ii) A favorable written opinion (addressed to the Credit Parties and dated the Effective Date) of counsel to the Borrower, substantially in the form of Exhibit E, and covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.

            (iii) A certificate, dated the Effective Date, of the Secretary or an Assistant Secretary of the Borrower:

                  (1) attaching resolutions of its Board of Directors, and, if necessary, its shareholders then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes, the Guarantee Agreement, the Security Documents, the other Loan Documents, and the related transactions contemplated in connection herewith and therewith,

                  (2) attaching the by-laws of the Borrower and each Subsidiary
            Guarantor,

                  (3) certifying that no amendment or modification of the
            Borrower's or any Subsidiary Guarantor's certificate of incorporation has occurred since the date of the certification thereof by the Secretary of State required by clause (iv) below; and

                  (4) certifying as to the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes, the Guarantee Agreement, the Security Documents and each other Loan Document, upon which certificate the Administrative Agent may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower and each Subsidiary canceling or amending such prior certificate.

            (iv) A copy of the Borrower's and each Subsidiary Guarantor's certificate of incorporation, certified as of a recent date by the Secretary of State of the state of its incorporation.

            (v) A certificate of good standing with respect to the Borrower and each Subsidiary Guarantor as of a recent date issued by the Secretary of State of the state of its incorporation.

            (vi) Certificates as of a recent date and issued by the appropriate Governmental Authority as to the qualification of the Borrower to do business (and its good standing, where available) as a foreign corporation in each jurisdiction in which the Borrower is qualified as a foreign corporation.

            (vii) A certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, to the effect that the statements set forth in paragraphs (a) and (b) of Section
      5.02 are true and correct as of such date.

            (viii) Counterparts of the Security Agreement signed on behalf of the Borrower, and each Subsidiary Guarantor party thereto, together with the following:

                  (1) stock certificates representing 100% of the shares of
            capital stock of all Domestic Subsidiaries and 65% of the shares of capital stock of all Material Foreign Subsidiaries (other than the certificate for the capital stock of LeCroy SA, which will be delivered in accordance with Section 6.14(a)), in each case, owned by or on behalf of any Loan Party as of the Effective Date;

                  (2) any promissory notes and other instruments evidencing all loans, advances and other debt owed or owing to any Loan Party as of the Effective Date;

                  (3) stock powers and instruments of transfer, endorsed in
            blank, with respect to such stock certificates, promissory notes and other instruments;

                  (4) all instruments and other documents, including Uniform
            Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement; and

                  (5) a completed Perfection Certificate, dated the Effective
            Date and signed by the President or a Vice President of the Borrower or a Financial Officer, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 7.02 or have been released.

            (ix) Counterparts of the Guarantee Agreement signed on behalf of each Subsidiary Guarantor that exists on the Effective Date.

            (x) A copy of the definitive Merger Agreement, which shall provide for the acquisition of the Acquired Company for an aggregate price not in excess of $6.00 per share of the Acquired Company outstanding immediately prior to the Merger, and shall not have been amended or modified except with the prior written consent of the Administrative Agent, a copy of all filings made by the Borrower and the Acquired Company with the Securities and Exchange Commission with respect to the Merger and evidence satisfactory to the Administrative Agent that a certificate of merger with respect to the Merger has been filed with the Secretary of State of the State of Delaware together with a certificate signed on behalf of the Borrower by the Borrower's chief executive officer, chief financial officer or treasurer, dated as of the Funding Date, stating that:

                  (1) the Acquired Company's directors and shareholders have approved the Merger Agreement;

                  (2) all regulatory consents and approvals for the Merger have been obtained and all waiting periods with respect thereto have expired and all consents set forth in Schedule 3.05(a) to the Merger Agreement have been obtained;

                  (3) there exists no injunction or temporary restraining order which would prohibit the making of the Loans or the consummation of the Merger or the other Transactions contemplated by this Agreement; and there exists no litigation which would reasonably be expected to result in a Material Adverse Effect (after giving effect to the Merger) taken as a whole; and

                  (4) all conditions to the consummation of the Merger in
            accordance with the Merger Agreement have been satisfied other than the payment of the cash consideration for the shares of the Acquired Company.

            (xi) Certificates of insurance or other evidence reasonably satisfactory to the Administrative Agent that the insurance required by
      Section 6.10 has been obtained and is in effect.

            (xii) Copies of (1) the financial statements of the Borrower described in Section 4.04(a) and, if available, the unaudited financial statements of the Borrower as and for the quarter ending September 30, 2004 and (2) the audited financial statements of the Acquired Company as of and for the fiscal years ended December 31, 2002 and 2003 and unaudited financial statements of the Acquired Company as of and for the quarters ended March 31, 2004, June 30, 2004 and, if available, September 30, 2004.

            (xiii) A Solvency Certificate, dated the Effective Date, from the chief financial officer of the Borrower in the form annexed hereto as Exhibit F (with the designated exhibits attached).

            (xiv) A certificate, dated the Effective Date and signed by a Financial Officer of the Borrower, (1) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.13 and 7.14 on a pro forma basis immediately after giving effect to the initial Loans and the Merger and (2) attaching a pro-forma balance sheet showing in reasonable detail, with appropriate explanatory notes, the calculation of Post Merger Net Worth.

      (b) The capital structure of the Borrower, after giving effect to the Merger and the incurrence of the initial Loans under this Agreement, shall be reasonably satisfactory to the Administrative Agent and, among other things, (1) the Leverage Ratio shall be no greater than 2.85:1.00 and (2) not less than $68,000,000 of cash (of the Borrower and the Acquired Company combined) exclusive of the proceeds of any Loans, has been or will be utilized in consummating the Merger.

      (c) The Administrative Agent shall have received evidence satisfactory to it that the Consolidated EBITDA of the Borrower and Subsidiaries for the four most recently completed fiscal quarters was not less than $19,000,000.

      (d) The Administrative Agent shall (i) have received and reviewed copies of all the pleadings filed in the civil actions by and against Tektronix, Inc. and (ii) shall be reasonably satisfied that there is no other material litigation against, or material liabilities (which are not disclosed in the Borrower's financial statements) of, the Borrower, except for Disclosed Matters.

      (e) The Administrative Agent shall have received and reviewed copies of the Acquired Company's agreements with its principal distributors and received confirmation that such agreements are not subject to termination as a result of the Merger.

      (f) The performance by each Loan Party of its obligations under each Loan Document shall not (i) violate any applicable law, statute, rule or regulation or (ii) conflict with, or result in a default or event of default under, any material agreement of any Loan Party or any other Subsidiary, and the Administrative Agent shall have received one or more officer's certificates to such effect, reasonably satisfactory to the Administrative Agent.

      (g) The Administrative Agent shall be reasonably satisfied as to the amount and nature of any environmental and employee health and safety exposures to which the Borrower and the Subsidiaries may be subject, and with the plans of the Borrower with respect thereto.

      (h) The Administrative Agent shall be reasonably satisfied (i) that there is no litigation or administrative proceeding, or regulatory development, that would reasonably be expected to have a Material Adverse Effect, and (ii) with the current status of, and the terms of any settlement or other resolution of, any litigation or other proceedings brought against the Borrower or any Subsidiary by or on behalf of its subscribers or by any Governmental Authority relating to its business.

      (i) After giving effect to the Transactions, none of the Borrower or any of the Subsidiaries shall have outstanding any shares of preferred equity securities or any Indebtedness, other than (i) Indebtedness incurred under the Loan Documents, (ii) Indebtedness set forth on Schedule 7.01 or permitted under
Section 7.01 and (iii) preferred equity securities set forth on Schedule 4.12.

      (j) The Administrative Agent shall be reasonably satisfied in all respects with the tax position and the contingent tax and other liabilities of, and with any tax sharing agreements among, the Borrower and the Subsidiaries, and with the plans of the Borrower with respect thereto.

      (k) The Administrative Agent shall have received a certificate from a Financial Officer of the Borrower certifying that:

            (i) since June 30, 2004, there has been no material adverse change or material adverse condition in the business, assets, operations, properties, condition (financial or otherwise), liabilities (including contingent liabilities), prospects or material agreements of the Borrower and the Subsidiaries, taken as a whole.

            (ii) since December 31, 2003, there has been no material adverse change or material adverse condition in the business, assets, operations, properties, condition (financial or otherwise), liabilities (including contingent liabilities), prospects or material agreements of the Acquired Company and its subsidiaries, taken as a whole.

            (iii) there are no liabilities of the Borrower or any Subsidiary (other than liabilities of the Acquired Company and its Subsidiaries), fixed or contingent, which are material but not reflected in the financial statements of the Borrower and its Subsidiaries as of and for the year ended June 30, 2004 or the notes thereto, other than liabilities arising in the ordinary course of business since June 30, 2004.

            (iv) there are no liabilities of the Acquired Company or any of its Subsidiaries, fixed or contingent, which are material but not reflected in the financial statements of the Acquired Company and its subsidiaries as of and for the year ended December 31, 2003 or the notes thereto, other than liabilities arising in the ordinary course of business since December 31, 2003.

      (l) The Administrative Agent shall have completed its "due diligence" review of the Borrower and its Subsidiaries including, without limitation, (i) the audited financial statements of the Borrower for the fiscal years ending June 30, 2002, June 30, 2003, and June 30, 2004, (ii) the audited financial statements of the Target for the fiscal years ending December 31, 2001, December 31, 2002 and December 31, 2003, and if available, December 31, 2004 and the quarterly financial statements for the fiscal quarters ending March 31, 2004, June 30, 2004, and for any fiscal quarter thereafter for which quarterly financial statements are available, (iii) financial projections for five years for the Borrower and for the Borrower and the Target on a consolidated basis after giving effect to the Merger, and (iv) any other information the Administrative Agent may reasonably require.

      (m) The Administrative Agent shall have received confirmation reasonably satisfactory to it that the 2000 Credit Agreement has been terminated and that all amounts due thereunder, including accrued interest and fees, have been repaid in full.

      (n) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

    Section 5.02 Each Extension of Credit. The obligation of each Lender to make any Extension of Credit is subject to the satisfaction of the following conditions:

      (a) The representations and warranties of each Loan Party set forth in each Loan Document shall be true and correct on and as of the date of such Extension of Credit in all material respects except for changes occurring in the ordinary course of business and otherwise permitted by this Agreement.

      (b) At the time of and immediately after giving effect to such Extension of Credit, no Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

Article 6    AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees with the Lenders that, so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Obligations, together with interest, Commitment Fees and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full:

      Section 6.01 Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

            (a) within 90 days after the end of each fiscal year, its audited consolidated balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

            (b) within 90 days after the end of each fiscal year, (i) its consolidating balance sheets and related statements of income and stockholders' equity as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year and
      (ii) unaudited financial information for each of the Borrower's business lines, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower on a consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

            (c) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, (i) its consolidated balance sheet and related statements of income, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year and (ii) unaudited financial information for each of the Borrower's business lines, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and the consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

            (d) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, (i) its consolidating balance sheet and related statements of income and stockholders' equity as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year and (ii) unaudited financial information for each of the Borrower's business lines, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower on a consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

            (e) concurrently with any delivery of financial statements under clause (a), (b), (c) and (d) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth (A) reasonably detailed calculations demonstrating compliance with Sections 7.12, 7.13, 7.14, 7.15 and 7.16 and (B) the Subsidiary Guarantors as of the date of such certificate, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.04(a) and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

            (f) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines), together with copies of any "management letter" or similar letter received by the Borrower or its Board of Directors (or any committee thereof) from such accounting firm.

            (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

            (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may reasonably request.

   Section 6.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

            (a) the occurrence of any Default;

            (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could in the good faith opinion of the Borrower reasonably be expected to result in a Material Adverse Effect;

            (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding $250,000; and

            (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

      Section 6.03 Existence; Conduct of Business. The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its (a) legal existence and
(b) the rights, licenses, permits, privileges and franchises material to the conduct of its business, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.03.

     Section 6.04 Payment of Obligations. The Borrower will, and will cause each of the Subsidiaries to, pay its obligations, including liabilities for Taxes, that, if not paid, could result in a Material Adverse Effect, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     Section 6.05 Maintenance of Properties. The Borrower will, and will cause each of the Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     Section 6.06 Books and Records; Inspection Rights; Collateral Audits. The Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, and to conduct audits of the Collateral (all at the Borrower's expense, which shall be reasonable and customary for such inspections and audits) all at such reasonable times and as often as reasonably requested (and with respect to audits of the Collateral, so long as no Event of Default exists, not more frequently than once every year).

     Section 6.07 Compliance with Laws. The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     Section 6.08 Use of Proceeds. The proceeds of the Loans will be used only
(a) to finance the acquisition of the Acquired Company pursuant to the Merger Agreement, (b) to pay transaction fees and expenses related to the Merger and
(c) for general corporate purposes not inconsistent with the terms hereof. No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase, acquire or carry any Margin Stock or for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U and X.

     Section 6.09   Information Regarding Collateral

            (a) The Borrower will furnish to the Administrative Agent prompt written notice of any change in (i) the legal name of any Loan Party or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) the location of the chief executive office of any Loan Party, its principal place of business, any office in which it maintains books or records relating to Collateral owned or held by it or on its behalf or any office or facility at which Collateral owned or held by it or on its behalf with an aggregate book value in excess of $50,000 is located (including the establishment of any such new office or facility), (iii) the identity or organizational structure of any Loan Party such that a filed financing statement becomes misleading or (iv) the Federal Taxpayer Identification Number of any Loan Party. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

            (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clauses (a) and
(b) of Section 6.01, the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer (i) setting forth the information required pursuant to Sections 1, 2 and 8 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate or the date of the most recent certificate delivered pursuant to this Section, and (ii) certifying that the Loan Parties are in compliance with all of the terms of the Security Agreement.

      Section 6.10 Insurance. The Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, (a) adequate insurance for its insurable properties, all to such extent and against such risks, including fire, casualty, business interruption and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations and (i) with respect to insurance covering the Collateral, such insurance shall contain a standard loss payable clause and shall name the Administrative Agent for the ratable benefit of the Secured Parties as a loss payee to the extent of its interest in respect of each claim relating to the Collateral and resulting in a payment thereunder, and (ii) with respect to liability insurance, such insurance shall be indorsed to provide that the Administrative Agent, in its capacity as such, shall be an additional insured; and (iii) with respect to all such insurance, provide that 30 days' prior written notice of any cancellation thereof shall be given to the Administrative Agent, and (b) such other insurance as may be required pursuant to the terms of any Security Document.

    Section 6.11   Casualty and Condemnation.

            (a) The Borrower will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

            (b) If any event described in paragraph (a) of this Section 6.11 results in insurance proceeds, condemnation awards or other similar proceeds, the Administrative Agent is authorized to collect such proceeds and, if received by the Borrower or any Subsidiary, such proceeds shall be paid over to the

Administrative Agent, provided that (i) to the extent that the Borrower or any of the Subsidiaries intends to use any such proceeds to repair, restore, reinvest or replace assets of the Borrower or any of the Subsidiaries, the Administrative Agent shall, subject to the provisions of the Security Agreement, deliver such proceeds to the Borrower, (ii) otherwise, the Administrative Agent shall, and the Borrower hereby authorizes the Administrative Agent to, apply such proceeds to prepay the Loans and (iii) all proceeds of business interruption insurance shall be paid over to the Borrower unless a Default has occurred and is continuing.

            (c) If such proceeds retained by or paid over to the Administrative Agent as provided in paragraphs (a) and (b) of this Section continue to be held by the Administrative Agent on the date that is 180 days after the receipt of such proceeds, then such proceeds shall be applied to prepay Borrowings.

    Section 6.12 Additional Subsidiaries. If any Subsidiary is formed or acquired after the Effective Date, the Borrower will notify the Administrative Agent and the Lenders in writing thereof within ten Business Days after the date on which such Subsidiary is formed or acquired and (a) the Borrower will cause such Subsidiary, if a Domestic Subsidiary, to (i) execute and deliver the Guarantee Agreement (or otherwise become a party thereto in the manner provided therein) and become a party to each applicable Security Document in the manner provided therein, in each case within ten Business Days after the date on which such Subsidiary is formed or acquired, and (ii) promptly take such actions to create and perfect Liens on such Subsidiary's assets to secure the Obligations as the Administrative Agent or the Required Lenders shall reasonably request and
(b) if any equity securities issued by any such Subsidiary are owned or held by or on behalf of the Borrower or any Subsidiary Guarantor or any loans, advances or other debt is owed or owing by any such Subsidiary to the Borrower or any Subsidiary Guarantor, the Borrower will cause all of such equity securities of any Domestic Subsidiary (and 65% of such equity securities of any Material Foreign Subsidiary) and all promissory notes and other instruments evidencing such loans, advances and other debt to be pledged pursuant to the Security Agreement within five Business Days after the date on which such Subsidiary is formed or acquired.

      Section 6.13 Interest Rate Protection. The Borrower will, within 90 days from the Funding Date, enter into one or more Hedging Agreements covering the interest payable with respect to at least 50 percent of the outstanding principal amount of the Term Loan for a period of at least three years.

      Section 6.14   Further Assurances

            (a) The Borrower will, and will cause each Subsidiary Guarantor to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Borrower and the Subsidiary Guarantors.

            (b) If any material assets are acquired by the Borrower or any Subsidiary Guarantor after the Effective Date (other than real property or leasehold interests in real property and other than assets constituting Collateral under the Security Agreement that become subject to the Lien of the Security Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Guarantors to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Borrower and the Subsidiary Guarantors.

            (c) The Borrower will take, and will cause LeCroy SA to take, any and all action necessary to obtain the issuance of a replacement certificate representing 65% of the issued and outstanding shares of the Capital Stock of LeCroy SA and, promptly upon the issuance thereof, but in no event later than 240 days after the Effective Date, deliver the original replacement certificate to the Administrative Agent to hold as Collateral pursuant to the Security Documents.

      Section 6.15 Environmental Compliance. The Borrower shall, and shall cause each of its Subsidiaries to, use and operate all of its facilities and property in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except where noncompliance with any of the foregoing could not reasonably be expected to have a Material Adverse Effect.

Article 7   NEGATIVE COVENANTS

         The Borrower covenants and agrees with the Lenders that, so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Obligations, together with interest, Commitment Fees and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full:

     Section 7.01   Indebtedness

            (a) The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

            (i) Indebtedness under the Loan Documents;

            (ii) Indebtedness existing on the date hereof and set forth in
      Schedule 7.01;

            (iii) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof, provided that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (iii) shall not exceed $2,000,000 at any time outstanding;

            (iv) Indebtedness of any Person that becomes a Subsidiary after the date hereof, provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (iv) shall not exceed $1,500,000 at any time outstanding;

            (v) Indebtedness of the Borrower to any Subsidiary Guarantor and of any Subsidiary Guarantor to the Borrower or any other Subsidiary
      Guarantor;

            (vi) Guarantees by the Borrower of Indebtedness of any Subsidiary Guarantor and by any Subsidiary Guarantor of Indebtedness of the Borrower or any other Subsidiary Guarantor; and

            (vii) other unsecured Indebtedness of the Borrower and the Subsidiary Guarantors in an aggregate principal amount not exceeding $1,000,000 at any time outstanding.

            (viii) unsecured Indebtedness of LeCroy Japan Corporation (i) to Mizuho Bank in amounts not to exceed 100,000,000 Yen and (ii) Tokyo Mitsubishi Bank not to exceed 50,000,000 Yen.

            (ix) unsecured Indebtedness of LeCroy SA under an overdraft facility in amounts not to exceed 1,000,000 Swiss Francs.

            (x) unsecured Indebtedness of LeCroy SA under a term loan provided that (1) the amount of such term loan does not exceed $7,000,000, (2) the proceeds of such term loan are immediately distributed to the Borrower as a dividend and used by the Borrower for general working capital purposes and (3) in the event that such term loan is guaranteed by the Borrower, the Borrower's obligations under such guarantee are subordinated to the obligations of the Borrower to the Administrative Agent and the Lenders on terms and conditions, and pursuant to a written agreement reasonably satisfactory to the Administrative Agent.

            (b) The Borrower will not, and it will not permit any Subsidiary to,
(i) issue any preferred equity securities unless the issuance of such preferred equity securities is on terms and conditions reasonably satisfactory to the Administrative Agent, or (ii) be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of Capital Stock of the Borrower or any Subsidiary or any option, warrant or other right to acquire any such shares of Capital Stock other than Capital Stock of the Borrower pursuant to any employee benefit plan, except as permitted under Section 7.08.

      Section 7.02 Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

            (a) Liens created under the Loan Documents;

            (b) Permitted Encumbrances;

            (c) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 7.02, provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof,

            (d) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary, provided that
      (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as applicable, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as applicable, and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof,

            (e) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary, provided that (i) such security interests secure Indebtedness permitted by clause (iii) of
      Section 7.01(a), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary.

      Section 7.03   Fundamental Change

            (a) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the Capital Stock of any of the Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto, no Default shall have occurred and be continuing:

            (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving entity and any Subsidiary may merge into any Subsidiary Guarantor in a transaction in which such Subsidiary Guarantor is the surviving entity;

            (ii) any Subsidiary may merge with any Person in a transaction that is not permitted by clause (i) of this Section 7.03(a), provided that such merger is permitted by Section 7.04 or Section 7.05, as applicable;

            (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to any Subsidiary Guarantor;

            (iv) the Borrower or any Subsidiary may sell, transfer, lease or otherwise dispose of its assets in a transaction that is not permitted by clause
(iii) of this Section 7.03(a), provided that such sale, transfer, lease or other disposition is also permitted by Section 7.05; and

            (v) a wholly owned subsidiary of the Borrower may merge with and into the Acquired Company in accordance with the Merger Agreement.

            (b) The Borrower will not, and will not permit any of the Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries and the Acquired Company and its Subsidiaries on the date of execution of this Agreement and businesses directly related thereto.

            (c) The Borrower will not, and will not permit any Subsidiary to, liquidate or dissolve.

    Section 7.04 Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger) any Capital Stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions (including pursuant to any merger)) any assets of any other Person constituting a business unit, except:

            (a) a wholly owned subsidiary of the Borrower may merge with and into the Acquired Company in accordance with the Merger Agreement;

            (b) Permitted Investments;

            (c) investments existing on the date hereof and set forth in
      Schedule 7.04;

            (d) investments made by the Borrower in the Capital Stock of any Subsidiary Guarantor and investments made by any Subsidiary Guarantor in the Capital Stock of any other Subsidiary Guarantor, provided that any such Capital Stock owned by the Borrower or any Subsidiary Guarantor shall be pledged pursuant to the Security Agreement;

            (e) acquisitions (whether by purchase of stock or assets, merger or consolidation) by the Borrower and/or its Subsidiaries not otherwise permitted by this Section, provided that: (i) at least one year has elapsed since the Effective Date; (ii) such acquisition shall be within the same industry and line of business as that conducted by, or contemplated to be conducted by, the Borrower and/or the Subsidiaries on the Effective Date; (iii) after giving effect to each such acquisition, the aggregate consideration paid by the Borrower and/or the Subsidiaries in connection with all such acquisitions, with (A) borrowed money and/or internally generated funds shall not exceed $5,000,000, and (B) with borrowed money, internally generated funds and/or equity contributions shall not exceed $15,000,000; provided however, that in the event that prior to or after giving effect to any such acquisition the Leverage Ratio is less than 2:00:1.00, then the amount in clause (A) above shall be $10,000,000 and the amount in clause (B) above shall be $25,000,000; (iv) the Borrower shall furnish the Administrative Agent with written notice of such acquisition not less than thirty (30) days prior to the closing of such acquisition; (v) in the event any acquisition is of Capital Stock, the Borrower shall, pursuant the Security Agreement, grant to the Administrative Agent a first security interest in all of the Capital Stock of such new Subsidiary if such new Subsidiary is a Domestic Subsidiary, and 65% of the Capital Stock of such new Subsidiary if such new Subsidiary is a Material Foreign Subsidiary, and each new Subsidiary shall, at the time it becomes a new subsidiary, execute such certifications, opinions, resolutions and documents as the Administrative Agent may reasonably require (consistent with the requirements of this Agreement) to cause such new Subsidiary (if a Domestic Subsidiary) to become a party to the Guarantee Agreement and to cause such new Subsidiary to become a party to the Security Agreement in order for such new Subsidiary to grant to the Administrative Agent a first security interest in the assets of such new Subsidiary, subject to the Permitted Encumbrances; and (vi) the Borrower shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Borrower demonstrating that, on a pro forma basis, after giving effect to such acquisition, (1) the Borrower would be in compliance with Sections 7.12, 7.13, 7.14, 7.15 and 7.16 (such covenants to be determined as if such acquisition had been consummated on the first day of the period for which such covenants are being calculated) and (2) no Default or Event of Default would exist;

            (f) loans or advances made by the Borrower to any Subsidiary Guarantor and loans or advances made by any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor, provided that any such loans and advances made by a Loan Party shall be evidenced by a promissory note which shall be pledged pursuant to the Security Agreement;

            (g) acquisitions made by the Borrower from any Subsidiary Guarantor and made by any Subsidiary Guarantor from the Borrower or any other Subsidiary Guarantor; and

            (h) if at the time thereof and immediately after giving effect thereto, no Default shall have occurred and be continuing, other investments, loans, advances, and Guarantees, provided that the sum of (i) the aggregate consideration paid by the Borrower or any Subsidiary in connection with all such other investments, (ii) the aggregate amount of all such other loans and advances outstanding and (iii) the amount of obligations and liabilities outstanding in the aggregate that is Guaranteed pursuant to all such other Guarantees shall not exceed $3,500,000 at any time.

     Section 7.05 Asset Sales. The Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose (including pursuant to a merger) of any asset, including any equity securities (provided that it is hereby acknowledged that this provision shall not prohibit the issuance by the Borrower of any of its own Capital Stock including pursuant to any employee benefits plan or otherwise permitted to be issued under this Agreement, including under Section 7.01(b)), nor will the Borrower permit any of the Subsidiaries to issue any additional shares of its Capital Stock, except:

            (a) sales, transfers, leases and other dispositions of inventory, used or surplus equipment and Permitted Investments, in each case in the ordinary course of business;

            (b) sales, transfers, leases and other dispositions made by the Borrower to any Subsidiary Guarantor and sales, transfers, leases and other dispositions made by any Subsidiary Guarantor to the Borrower or any other Subsidiary Guarantor;

            (c) sales of marketable securities to the extent set forth on
      Schedule 7.04; and

            (d) the issuance of Capital Stock of the Borrower in connection with an employee benefit plan.

            (e) if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, other sales, transfers, leases and other dispositions of assets, provided that (i) the aggregate fair market value of all assets, sold, transferred, leased or otherwise disposed of in reliance upon this clause (d) shall not exceed $1,000,000 in the aggregate at any time and (ii) all sales, transfers, leases and other dispositions permitted by this clause (d) shall be made for fair value and not less than 75% of the consideration therefor shall consist of cash.

     Section 7.06 Sale and Lease-Back Transactions. The Borrower will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred, except that the Borrower and/or the Subsidiaries may enter in sale and lease-back transactions relating to "demonstration equipment" provided that after giving effect to each such transaction the aggregate amount of all obligations incurred with respect to all such transactions would not exceed $5,000,000.

     Section 7.07 Hedging Agreements. The Borrower will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement, other than (i) Hedging Agreements required by Section 6.13 and (ii) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

     Section 7.08 Restricted Payments. The Borrower will not, and will not permit any of the Subsidiaries to, declare or make, or agree to pay for or make, directly or indirectly, any Restricted Payment, except that (a) the Borrower may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its Capital Stock and (b) any Subsidiary may declare and pay dividends with respect to its Capital Stock to the Borrower or any Subsidiary Guarantor.

     Section 7.09 Transactions with Affiliates. The Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose (including pursuant to a merger) any property or assets to, or purchase, lease or otherwise acquire (including pursuant to a merger) any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arms-length basis from unrelated third parties, provided that this Section shall not apply to any transaction that is permitted under Section 7.01, 7.03, 7.04, 7.05 or 7.08, or Section 10 of the Guarantee Agreement, between or among the Loan Parties and not involving any other Affiliate.

     Section 7.10 Restrictive Agreements. The Borrower will not, and will not permit any of the Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or
(b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its Capital Stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary, provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 7.10 (but shall apply to any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of this Section shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and
(v) clause (a) of this Section shall not apply to customary provisions in leases restricting the assignment thereof.

     Section 7.11 Amendment of Material Documents. The Borrower will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under its certificate of incorporation, by-laws or other organizational documents, other than immaterial amendments, modifications or waivers that would not reasonably be expected to adversely affect the Administrative Agent or any Lender.

     Section 7.12 Interest Coverage Ratio. As of the last day of any fiscal quarter during any period set forth below, the Borrower will not permit the ratio of Consolidated EBITDA to Consolidated Interest Expense, in each case for the four fiscal quarters ending on or prior to such date, to be less than the ratio set forth below opposite such period:

                                 Period                      Ratio
------------------------------------------------- ----------------------------
Effective Date through December 30, 2005                   2.50:1.00
------------------------------------------------- ----------------------------
December 31, 2005 through December 30, 2006                3:00:1.00
------------------------------------------------- ----------------------------
December 31, 2006 and thereafter                           3.50:1.00
------------------------------------------------- ----------------------------


     Section 7.13 Minimum Total Net Worth. The Borrower will not cause, permit or allow Total Net Worth as at the last day of each fiscal quarter of the Borrower to be less than (i) $77,305,000, plus (ii) 50% of the aggregate Net Income of the Borrower and the Subsidiaries, if positive, for each fiscal quarter of the Borrower ending after the Effective Date on a cumulative basis, plus (iii) 75% of the net consideration received for all Capital Stock issued by the Borrower after the Effective Date.

     Section 7.14 Leverage Ratio. As of the last day of any fiscal quarter during any period set forth below, the Borrower will not permit the Leverage Ratio for the four fiscal quarters ending on or prior to such date to be greater than the ratio set forth below opposite such period:

                                 Period                      Ratio
------------------------------------------------- ----------------------------
Effective Date through December 30, 2005                   3.50:1.00
------------------------------------------------- ----------------------------
December 31, 2005 through December 30, 2006                3.00:1.00
------------------------------------------------- ----------------------------
December 31, 2006 through December 30, 2007                2.50:1.00
------------------------------------------------- ----------------------------
December 31, 2007 and thereafter                           2.00:1.00
------------------------------------------------- ----------------------------


     Section 7.15 Fixed Charge Coverage Ratio

                  The Borrower will not permit the Fixed Charge Coverage Ratio as of the end of each fiscal quarter for the four fiscal quarter period ending on such day to be less than 1.10:1.00.

     Section 7.16 Capital Expenditures. The Borrower will not permit Capital Expenditures made or obligated to be made by the Borrower and the Subsidiaries in respect of any period set forth below to be greater than the amount set forth below with respect to such period:

                        Period                                   Amount
----------------------------------------- --------------------------------------
Effective Date through June 30, 2005      $8,500,000
----------------------------------------- --------------------------------------
July 1, 2005 through June 30, 2006        $9,250,000, plus any portion of the
                                          amount permitted in the immediately
                                          preceding fiscal year which was
                                          not actually expended or incurred
----------------------------------------- --------------------------------------
July 1, 2006 and thereafter               $10,250,000, plus any portion of the
                                          amount permitted in the immediately
                                          preceding fiscal year (exclusive
                                          of the amounts, if any, carried
                                          forward from a previous fiscal year)
                                          which was not actually expended or
                                          incurred
----------------------------------------- --------------------------------------

Article 8  EVENTS OF DEFAULT

     Section 8.01 Events of Default. If any of the following events or conditions (each, an "Event of Default") shall occur and be continuing:

            (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or

            (b) the Borrower shall fail to pay any interest on any Loan or any fee, commission or any other amount (other than an amount referred to in clause (a) of this Section) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days; or

            (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any other Subsidiary in or in connection with any Loan Document or any amendment or modification hereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification hereof or waiver thereunder, shall prove to have been false or misleading in any material respect when made or deemed made; or

            (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 6.02, 6.03(a), 6.08 or 6.12 or in Article 7, or any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any other Loan Document; or

            (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document to which it is a party (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after such Loan Party shall have obtained knowledge thereof, or

            (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace period); or

            (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (in each case after giving effect to any applicable grace period), provided that this clause (g) shall not apply to secured Indebtedness that becomes due solely as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; or

            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

            (i) the Borrower or any Subsidiary Guarantor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary Guarantor or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or

            (j) the Borrower or any Subsidiary Guarantor shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; or

            (k) one or more judgments for the payment of money in an aggregate amount in excess of $3,000,000 shall be rendered against the Borrower or any Subsidiary Guarantor or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary Guarantor to enforce any such judgment; or

            (l) an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding (i) $500,000 in any year or (ii) $1,000,000 for all periods; or

            (m) any provision of any Loan Document (except for any Assignment and Acceptance) shall cease, for any reason, to be in full force and effect and such cessation shall have a Material Adverse Effect, or any Loan Party shall so assert in writing or shall disavow any of its obligations thereunder; or

            (n) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except as a result of an act or omission by the Administrative Agent or as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents; or

            (o) a Change in Control shall occur;

then, and in any such event, the Administrative Agent shall have, and may exercise, any or all of the remedies described in Section 8.02.

     Section 8.02 Acceleration; Remedies. Upon the occurrence and continuation of an Event of Default, then, and in any such event, (a) if such event is an Event of Default specified in Section 8.01(h) or Section 8.01(i) above, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Loan Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall immediately become due and payable, the Administrative Agent shall have the right to enforce any and all other rights and interests created and existing under the Loan Documents, including, without limitation, all rights and remedies existing under the Security Documents, all rights and remedies against a Guarantor and all rights of set-off, and the Administrative Agent shall have the right to enforce any and all other rights and remedies of a creditor under applicable law, and (b) if such event is any other Event of Default, with the written consent of the Required Lenders, the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower (a copy of which shall be sent to the Lenders), take any or all of the following actions: (i) declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; (ii) declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith and direct the Borrower to pay to the Administrative Agent cash collateral as security for the LC Obligations for subsequent drawings under then outstanding Letters of Credit in an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable; (iii) enforce any and all other rights and interests created and existing under the Loan Documents, including, without limitation, all rights and remedies existing under the Security Documents, all rights and remedies against a Guarantor and all rights of set-off; and (iv) enforce any and all rights and remedies of a creditor under applicable law. Except as expressly provided above in this Section 8.02, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

Article 9         THE ADMINISTRATIVE AGENT

     Section 9.01  Appointment

            Each Credit Party hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

     Section 9.02  The Administrative Agent in its Individual Capacity

            The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, tend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

     Section 9.03  Exculpatory Provisions

            (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Credit Parties as shall be necessary under the circumstances as provided in Section 10.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any of the Subsidiaries or any other Loan Party that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Credit Parties as shall be necessary under the circumstances as provided in Section 10.02) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Credit Party (and, promptly after its receipt of any such notice, it shall give each Credit Party and the Borrower notice thereof), and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth therein, (iv) the validity, enforceability, effectiveness or genuineness thereof or any other agreement, instrument or other document or (v) the satisfaction of any condition set forth in Article 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

            (b) The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

     Section 9.04  Delegation

            The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent, provided that no such delegation shall serve as a release of the Administrative Agent or waiver by the Borrower of any rights hereunder. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

     Section 9.05   Successor Administrative Agent

            Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Credit Parties and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Credit Parties, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

     Section 9.06  Reliance

            Each Credit Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Credit Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Credit Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Credit Party and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon any Loan Document, any related agreement or any document furnished thereunder,

     Section 9.07   Indemnification

            The Lenders agree to indemnify the Administrative Agent in its capacity hereunder (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so as provided for in this Agreement and the other Loan Documents) and the Sole Lead Arranger, ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent or the Sole Lead Arranger in any way relating to or arising out of any Loan Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Sole Lead Arranger under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Administrative Agent's or the Sole Lead Arranger's gross negligence or willful misconduct, as determined by a court of competent jurisdiction. The agreements in this Section 9.07 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

Article 10   MISCELLANEOUS

     Section 10.01   Notices

            Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a) if to the Borrower:

                LeCroy Corporation
                700 Chestnut Ridge Road
                Chestnut Ridge, New York 10977
                Attention:  Scott D. Kantor
                Telephone No.:  (845) 425-2000
                Telecopy No.:  (845) 425-8967
                with a copy to:

                Fish & Richardson P.C.
                225 Federal Street
                Boston, Massachusetts  02110
                Attention:  Roger D. Feldman, Esq.
                Telephone No.: (617) 956-5924
                Telecopy No.: (617) 942-8906

            (b) if to the Administrative Agent:

                The Bank of New York
                One Wall Street - 18th Floor
                New York, New York 10286
                Attention: Ramona Washington, Agency Administrative Function Telephone No.: (212) 635-4699
                Telecopy No.:  (212) 635-6365, 6366 or 6367

                with a copy to:

                The Bank of New York
                900 Corporate Boulevard-NEBC
                Newburgh, New York 12550
                Attention:  John F. Volpicella
                Telephone No.:  (845) 567-4013
                Telecopy No.:  (845) 567-3823

            (c) if to any other Credit Party, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     Section 10.02   Waivers; Amendments

            (a) No failure or delay by any party hereto in exercising any right or power under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Credit Parties under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether any Credit Party may have had notice or knowledge of such Default at the time.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders, provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Obligation, or reduce the rate of interest thereon (other than the rate of interest under Section 3.01(c)), or reduce any fees or other amounts payable under the Loan Documents, without the written consent of each Credit Party affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Obligation, or any interest thereon, or any fees or other amounts payable under the Loan Documents, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of reduction or expiration of any Commitment, without the written consent of each Credit Party affected thereby, (iv) change any provision hereof in a manner that would alter the pro rata sharing of payments required by any Loan Document, without the written consent of each Credit Party, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, (vi) release any Subsidiary Guarantor from its Guarantee under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement or as a result of the termination of the existence of such Subsidiary Guarantor in a transaction permitted by
Section 7.03), or limit its liability in respect of such Guarantee, without the written consent of each Lender, or (vii) release any material portion of the Collateral from the Liens of the Loan Documents (except as expressly provided in the Security Agreement or in connection with a transaction permitted by Section 7.03), without the consent of each Lender, and provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Lender hereunder without the prior written consent of the Administrative Agent and Issuing Lender, respectively.

     Section 10.03   Expenses; Indemnity; Damage Waiver

            (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions of any Loan Document (whether or not the transactions contemplated thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by any Credit Party, including the fees, charges and disbursements of any counsel for any Credit Party, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

            (b) The Borrower shall indemnify each Credit Party and each Related Party thereof (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any agreement or instrument contemplated thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby, (ii) any Loan or the use of the proceeds thereof, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of the Subsidiaries or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of any Indemnitee.

            (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent an amount equal to the product of such unpaid amount as applicable, by such Lender's Revolving Commitment Percentage and Term Loan Commitment Percentage (in each case determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as applicable, was incurred by or asserted against the Administrative Agent in its capacity as such.

            (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement, instrument or other document contemplated thereby, the Transactions or any Loan or the use of the proceeds thereof.

            (e) All amounts due under this Section shall be payable promptly but in no event later than ten days after written demand therefor.

     Section 10.04   Successors and Assigns

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Credit Party (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each Credit Party) any legal or equitable right, remedy or claim under or by reason of any Loan Document.

            (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and LC Commitment and the Loans and LC Obligations at the time owing to it), provided that (i) except in the case of an assignment to a Lender or an Affiliate or an Approved Fund of a Lender, each of the Borrower and the Administrative Agent must give its prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate or an Approved Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender's Revolving Commitment, the amount of the Revolving Commitment, LC Commitment, Loans and LC Obligations of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Borrower and the Administrative Agent otherwise consent, (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance together with, unless otherwise agreed by the Administrative Agent, a processing and recordation fee of $3,500, and (iv) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, and provided further, that any consent of the Borrower otherwise required under this paragraph shall not be required if a Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under the Loan Documents, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.05, 3.06, 3.07 and 10.03). Any assignment or transfer by a Lender of rights or obligations under the Loan Documents that does not comply with this paragraph shall be treated for purposes of the Loan Documents as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

            (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Revolving Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive absent clearly demonstrable error, and the Borrower and each Credit Party may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Credit Party, at any reasonable time and from time to time upon reasonable prior notice.

            (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph
(b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (e) Any Lender may, without the consent of the Borrower or any Credit Party, sell participations to one or more banks or other entities (each such bank or other entity being called a "Participant") in all or a portion of such Lender's rights and obligations under the Loan Documents (including all or a portion of its Commitment and the Loans owing to it), provided that (i) such Lender's obligations under the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties and the Credit Parties shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of any Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.05 and 3.06 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided that such Participant agrees to be subject to Section 2.09(c) as though it were a Lender.

            (f) A Participant shall not be entitled to receive any greater payment under Section 3.05 or 3.07 than the Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.07 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.07(e) as though it were a Lender.

            (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under the Loan Documents to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations under the Loan Documents or substitute any such pledgee or assignee for such Lender as a party hereto.

      Section 10.05  Survival

            All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of any Loan Document and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under the Loan Documents is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 3.05, 3.06, 3.07 and 10.03 and Article 9 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans and the termination of the Commitments or the termination of this Agreement or any provision hereof.

     Section 10.06  Counterparts; Integration; Effectiveness

            This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. This Agreement and any separate letter agreements with respect to fees payable to any Credit Party constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 10.07   Severability

            In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     Section 10.08   Right of Setoff

            If an Event of Default shall have occurred and be continuing, each of the Lenders and their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by it to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by it, irrespective of whether or not it shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each the Lenders and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that it may have.

     Section 10.09   Governing Law; Jurisdiction; Consent to Service of Process

            (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any other Credit Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

            (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     Section 10.10   WAIVER OF JURY TRIAL

            EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 10.11   Headings

            Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     Section 10.12   Interest Rate Limitation

            Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively, the "charges"), shall exceed the maximum lawful rate (the "maximum rate") that may be contacted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all of the charges payable in respect thereof, shall be limited to the maximum rate and, to the extent lawful, the interest and the charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated, and the interest and the charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the maximum rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

     Section 10.13   Treatment of Certain Information

            Each Credit Party agrees to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature, all non-public information supplied by the Borrower or any Subsidiary pursuant to this Agreement which (a) is clearly identified by such Person as being confidential at the time the same is delivered to such Credit Party, or (b) constitutes any financial statement, financial projections or forecasts, budget, compliance certificate, audit report, management letter or accountants' certification delivered hereunder ("Information"), provided, however, that nothing herein shall limit the disclosure of any such Information (i) to such of their respective Related Parties as need to know such Information, (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, or requested by any bank regulatory authority, (iii) on a confidential basis, to prospective lenders or their counsel, (iv) to auditors or accountants, and any analogous counterpart thereof, (v) to any other Credit Party, (vi) in connection with any litigation to which any one or more of the Credit Parties is a party,
(vii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement, (B) becomes available to any of the Credit Parties on a non-confidential basis from a source other than the Borrower or any Subsidiary, or (C) was available to the Credit Parties on a non-confidential basis prior to its disclosure to any of them by the Borrower or any Subsidiary; and (viii) to the extent the Borrower shall have consented to such disclosure in writing.

     Section 10.14 Acknowledgments. The Borrower and the other Loan Parties each hereby acknowledges that:

            (a) it has been advised by counsel in the negotiation, execution and delivery of each Loan Document;

            (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Loan Party arising out of or in connection with this Agreement and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower and the other Loan Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

            (c) no joint venture exists among the Lenders or among the Borrower or the other Loan Parties and the Lenders.

     Section 10.15   USA Patriot Act Notice.

            Each Lender hereby notifies the Borrower that, pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Patriot Act.

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    LECROY CORPORATION


                                                /s/ Scott D. Kantor
                                    By:   -----------------------------------
                                          Name:   Scott D. Kantor
                                          Title:  Vice President - Finance,
                                                  Chief Financial Officer,
                                                  Secretary and Treasurer

                                    THE BANK OF NEW YORK,
                                    as Administrative Agent, as Issuing Bank and as a Lender

                                                 /s/ John F. Volpicella
                                    By:     --------------------------------
                                            Name:   John F. Volpicella
                                            Title:  Vice President

                                    LASALLE BANK N.A.

                                                /s/ Richard F. Neuman
                                    By:   ----------------------------------
                                          Name:   Richard F. Neuman
                                          Title:  Senior Vice President

                                    WEBSTER BANK

                                                /s/ Brendan Sachtjen
                                    By:   ----------------------------------
                                          Name:    Brendan Sachtjen
                                          Title:   Senior Vice President

                                                   Schedule 2.01
                                              Lenders and Commitments


---------------------------- ------------------ ---------------- ------------------ ----------------- ------------------
                                 Amount of         Revolving      Amount of Term       Term Loan       Total Amount of
                                 Revolving        Commitment      Loan Commitment      Commitment        Commitments
          Lender                Commitment        Percentage                           Percentage
---------------------------- ------------------ ---------------- ------------------ ----------------- ------------------

The Bank of New York         $15,000,000.00         60.00%       $30,000,000.00          60.00%       $45,000,000.00
---------------------------- ------------------ ---------------- ------------------ ----------------- ------------------

LaSalle Bank N.A.            $6,666,666.67          26.67%       $13,333,333.33          26.67%       $20,000,000.00
---------------------------- ------------------ ---------------- ------------------ ----------------- ------------------

Webster Bank                 $3,333,333.33          13.33%       $6,666,666.67           13.33%       $10,000,000.00
---------------------------- ------------------ ---------------- ------------------ ----------------- ------------------

Total                        $25,000,000.00         100.00%      $50,000,000.00         100.00%       $75,000,000.00
---------------------------- ------------------ ---------------- ------------------ ----------------- ------------------

                          LECROY CORPORATION EXHIBIT B

                           FORM OF GUARANTEE AGREEMENT


         GUARANTEE AGREEMENT, dated as of October 29, 2004, among LeCroy Corporation, a Delaware corporation (the "Borrower"), each of the entities listed on the Schedule hereto (each such entity, individually, a "Guarantor" and, collectively, the "Guarantors"), and THE BANK OF NEW YORK, as administrative agent under the Credit Agreement referred to below
("Administrataive Agent").

                                    RECITALS:

         A. Reference is made to the Credit Agreement, dated as of October 29, 2004, among, the Borrower, the lenders from time to time party thereto and The Bank of New York, as Issuing Lender, Swingline Lender and Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         B. The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors is a Subsidiary of the Borrower and each Guarantor acknowledges that it will derive substantial benefit from the making of the Loans.

         Accordingly, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged and in order to induce the Lenders to make Loans under the Credit Agreement, the parties hereto agree as follows:

         Section 1. Guarantee; Fraudulent Transfer, etc.; Contribution

                  (a) Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

                  (b) Anything in this Guarantee Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the "fraudulent transfer laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the fraudulent transfer laws and after giving effect as assets to the value (as determined under the applicable provisions of the fraudulent transfer laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (A) applicable law or (B) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Borrower of obligations arising under guarantees by such parties (including the agreements in paragraph (c) of this Section.

                  (c) In addition to all rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to this paragraph), the Borrower agrees that (i) in the event a payment shall be made by any Guarantor hereunder, the Borrower shall indemnify such Guarantor for the full amount of such payment, and such Guarantor shall be subrogated to the rights of the person to whom such payments shall have been made to the extent of such payment, and (ii) in the event that any assets of any Guarantor shall be sold pursuant to any Loan Document to satisfy any claim of any Credit Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold. Each Guarantor (a "contributing Guarantor") agrees (subject to this paragraph) that, in the event a payment shall be made by any other Guarantor hereunder or assets of any other Guarantor shall be sold pursuant to any Loan Document to satisfy a claim of any Credit Party and such other Guarantor (the "claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in this paragraph, the contributing Guarantor shall indemnify the claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of the contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 20, the date of the Supplement hereto executed and delivered by such Guarantor). Any contributing Guarantor making any payment to a claiming Guarantor pursuant to this paragraph shall be subrogated to the rights of such claiming Guarantor under this paragraph to the extent of such payment. Notwithstanding any provision of this paragraph to the contrary, all rights of the Guarantors under this paragraph and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by this paragraph (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations under this paragraph, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor under this paragraph.

         Section 2. Obligations Not Waived

                  To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from, and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement or any other Loan Document, or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of any Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Guarantee Agreement, except for any recession, waiver, amendment or modification of this Guarantee Agreement given or made in accordance with Section 10.02 of the Credit Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any other Credit Party.

         Section 3. Other Guarantors

                  Each Guarantor authorizes the Administrative Agent and each other Credit Party to release or substitute any one or more endorsees, other Guarantors or other obligors.

         Section 4. Guarantee of Payment

                  Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Credit Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Credit Party in favor of the Borrower or any other person.

         Section 5. No Discharge or Diminishment of Guarantee

                  The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

         Section 6. Defenses of Borrower Waived

                  To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the final and indefeasible payment in full in cash of the Obligations. The Administrative Agent and the other Secured Parties may, upon the occurrence and during the continuance of an Event of Default, exercise any right or remedy available to them against the Borrower or any Guarantor, including without limitation, foreclosing on any security held by one or more of them by one or more judicial or nonjudicial sales, accepting an assignment of any such security in lieu of foreclosure, compromising or adjusting any part of the Obligations, and making any other accommodation with the Borrower or any Guarantor without affecting or impairing in any way the liability of any Guarantor hereunder, except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor, as applicable, or any security.

         Section 7. Agreement to Pay; Subordination

                  In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Credit Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due in accordance with the Credit Agreement, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Credit Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Administrative Agent or any Credit Party as provided above, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any debt of the Borrower or any other Loan Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior indefeasible payment in full in cash of all of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such debt of the Borrower or such other Loan Party, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

         Section 8. Information

                  Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

         Section 9. Representations and Warranties

                  Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it if any, contained in the Credit Agreement are true and correct in all material respects.

         Section 10. Termination

                  The guarantees made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend or otherwise extend credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Credit Party or any Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise.

         Section 11. Binding Effect; Several Agreement; Assignments

                  Whenever in this Guarantee Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor that are contained in this Guarantee Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Guarantee Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly contemplated by this Guarantee Agreement or the other Loan Documents. This Guarantee Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

         Section 12. Waivers; Amendment

                  (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of this Guarantee Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Guarantee Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Administrative Agent, the Borrower and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with
Section 10.02 of the Credit Agreement.

         Section 13. GOVERNING LAW

                  THIS GUARANTEE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 14. Notices

                  All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth in the Schedule hereto, with a copy to the Borrower and its counsel as set forth in Section 10.01 of the Credit Agreement.

         Section 15. Survival of Agreement; Severability

                  (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Guarantee Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Credit Parties and shall survive the execution and delivery of any Loan Document, the making of any Loan, regardless of any investigation made by the Credit Parties or on their behalf, and shall continue in full force and effect until this Guarantee Agreement shall terminate.

                  (b) In the event any one or more of the provisions contained in this Guarantee Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 16. Counterparts

                  This Guarantee Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Section 11), and shall become effective as provided in Section 11. Delivery of an executed counterpart of this Guarantee Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Guarantee Agreement.

         Section 17. Rules of Interpretation

                  The rules of interpretation specified in Sections 1.03 and
1.04 of the Credit Agreement shall be applicable to this Guarantee Agreement.

         Section 18. Jurisdiction; Consent to Service of Process

                  (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee Agreement shall affect any right that the Administrative Agent or any other Credit Party may otherwise have to bring any action or proceeding relating to this Guarantee Agreement or the other Loan Documents against any Guarantor, or any of its property, or in the courts of any jurisdiction.

                  (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Guarantee Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Guarantee Agreement will affect the right of any party to this Guarantee Agreement to serve process in any other manner permitted by law.

         Section 19. WAIVER OF JURY TRIAL

                  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 20. Additional Guarantors

                  Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guarantee Agreement.

         Section 21. Right of Setoff

                  If an Event of Default shall have occurred and be continuing, each Credit Party is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Credit Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Guarantee Agreement and the other Loan Documents held by such Credit Party, irrespective of whether or not such Credit Party shall have made any demand under this Guarantee Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Credit Party under this Section are in addition to other rights and remedies (including other rights of setoff) which such Credit Party may have.

         Section 22. HEADINGS

                  Section headings used herein are for convenience of reference only, are not part of this Guarantee Agreement and are not to affect the construction of, or be taken into consideration in interpreting, this Guarantee Agreement.




                           [Signature Page to Follow]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                     LECROY CORPORATION


                                     By:_______________________________
                                     Name:    Scott D. Kantor
                                     Title:   Vice President - Finance,
                                              Chief Financial Officer,
                                              Treasurer and Secretary

                                     COMPUTER ACCESS TECHNOLOGY
                                       CORPORATION


                                     By:_______________________________
                                     Name:    Scott D. Kantor
                                     Title:   Vice President ,
                                              Assistant Treasurer
                                              and Assistant Secretary

                                     LECROY LIGHTSPEED CORPORATION


                                     By:_______________________________
                                     Name:    Scott D. Kantor
                                     Title:   Vice President ,
                                              Treasurer and Secretary

                                     VERISYS, INC.


                                     By:_______________________________
                                     Name:    Scott D. Kantor
                                     Title:   Vice President ,
                                              Treasurer and Secretary



THE BANK OF NEW YORK,
as Administrative Agent

By:______________________________
Name:    John F. Volpicella
Title:   Vice President

                       SCHEDULE TO THE GUARANTEE AGREEMENT

                                   GUARANTORS

----------------------------------------- ----------------------------------
Name of Guarantor                         Address for Notices
----------------------------------------- ----------------------------------
Computer Access Technology Corporation    c/o LeCroy Corporation
                                          700 Chestnut Ridge Road
                                          Chestnut Ridge, New York 10977
----------------------------------------- ----------------------------------
LeCroy Lightspeed Corporation             c/o LeCroy Corporation
                                          700 Chestnut Ridge Road
                                          Chestnut Ridge, New York 10977
----------------------------------------- ----------------------------------
Verisys, Inc.                             c/o LeCroy Corporation
                                          700 Chestnut Ridge Road
                                          Chestnut Ridge, New York 10977
----------------------------------------- ----------------------------------

                       ANNEX 1 TO THE GUARANTEE AGREEMENT

                               FORM OF SUPPLEMENT


         SUPPLEMENT NO.__, dated as of _______________, to the GUARANTEE AGREEMENT, dated as of October 29, 2004, among LECROY CORPORATION, a Delaware corporation (the "Borrower"), each of the entities listed on the Schedule thereto (each such entity, individually, a "Guarantor" and, collectively, the "Guarantors"), and THE BANK OF NEW YORK, as administrative agent under the Credit Agreement referred to below (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement").

                                    RECITALS:

         A. Reference is made to the Credit Agreement, dated as of October 29, 2004, among the Borrower, the lenders from time to time party thereto and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not defined herein, and the term "subsidiary", shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement.

         B. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders to make Loans. Section 20 of the Guarantee Agreement provides that additional Subsidiaries may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

         Accordingly, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Administrative Agent and the New Guarantor agree as follows:

         Section 1. In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

         Section 2. The New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors generally.

         Section 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed counterpart of this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

         Section 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

         Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower and its counsel as set forth in Section 10.01 of the Credit Agreement.

         Section 8. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                                 [Name of New Guarantor]



                                 By:
                                     ----------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------

                                 Address:
                                         ------------------------------------

                                         ------------------------------------

                                         ------------------------------------

                                 Attention:
                                            ---------------------------------
                                 Telephone No.:     (___) ___-____
                                 Facsimile No.:     (___) ___-____





THE BANK OF NEW YORK,
as Administrative Agent



By:
   ----------------------------------------
Name:
     --------------------------------------
Title:
      -------------------------------------

                         LECROY CORPORATION EXHIBIT C-1

                             FORM OF REVOLVING NOTE

                                                                October 29, 2004
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned, LECROY CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ________________ (the "Lender") the unpaid principal amount of the Revolving Loans made by the Lender to the Borrower, in the amounts and at the times set forth in the Credit Agreement, dated as of October 29, 2004, among the Borrower, the lenders party thereto, and The Bank of New York, as Issuing Lender, Swingline Lender and Administrative Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), and to pay interest from the date hereof on the principal balance of such Loans from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States in immediately available funds. Terms defined in the Credit Agreement are used herein with the same meanings.

         The Revolving Loans evidenced by this Note are prepayable in the amounts, and under the circumstances, and their respective maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. This
Note is subject to, and shall be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.

         The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, (a) the date of each Revolving Loan made by the Lender to the Borrower, (b) the class, Type and amount thereof, (c) the interest rate (without regard to the Applicable Margin) and Interest Period applicable to each Eurodollar Loan, and (d) the date and amount of each conversion of, and each payment or prepayment of the principal of, any such Revolving Loan.

         Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

         Whenever in this Note either party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted by the Loan Documents. The Lender may assign this Note or grant participations in this Note in accordance with the Credit Agreement. No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between the Borrower and the Lender with respect to which such waiver, amendment, modification or consent is to apply, subject to any consent required in accordance with Section 10.02 of the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement.

         The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or the other Loan Documents, or for recognition or enforcement of any judgment, and the Borrower hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

         The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or the other Loan Documents in any court referred to in the preceding paragraph of this Note. The Borrower hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         The Borrower irrevocably consents to service of process in the manner provided for notices in Section 10.01 of the Credit Agreement. Nothing herein will affect the right of the Borrower to serve process in any other manner permitted by law.

         THE BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)

ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

                                           LECROY CORPORATION


                                           By:_______________________________
                                           Name:    Scott D. Kantor
                                           Title:   Vice President - Finance,
                                                    Chief Financial Officer,
                                                    Treasurer and Secretary

                         SCHEDULE TO THE REVOLVING NOTE



                                                       Amount of
                                                       principal      Interest rate
                                                       converted,          on          Interest Period
                                    Amount of           paid or        Eurodollar       for Eurodollar     Notation
     Date          Type of Loan        Loan             prepaid           Loans             Loans           made by
     ----          ------------     ---------           -------           -----             -----           -------




                         LECROY CORPORATION EXHIBIT C-2

                             FORM OF SWINGLINE NOTE

$1,000,000.00                                                   October 29, 2004
                                                              New York, New York

         FOR VALUE RECEIVED, the undersigned, LECROY CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order THE BANK OF NEW YORK (the "Lender") the lesser of $1,000,000.00 or the outstanding principal balance of the Lender's Swingline Loans, together with interest thereon, at the rate or rates, in the amounts and at the time or times set forth in the Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of October 29, 2004, among the Borrower, the lenders party thereto, The Bank of New York as the Swingline Lender and the Issuing Lender and The Bank of New York, as Administrative Agent (in such capacity, the "Administrative Agent"), in each case at the office of the Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.

         Capitalized terms used herein that are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         The Swingline Loans evidenced by this Swingline Note are prepayable in the amounts, and on the dates, set forth in the Credit Agreement. This Swingline
Note is the Swingline Note under the Credit Agreement, and is subject to, and shall be construed in accordance with, the provisions thereof, and is entitled to the benefits set forth in the Loan Documents.

         The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach thereto (a) the date and amount of each Swingline Loan made by the Lender, (b) the Swingline Rate and maturity date applicable to each Swingline Loan, and (c) the date and amount of each payment or prepayment of principal of each Swingline Loan.

         Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Swingline Note.

         This Swingline Note is being delivered in, is intended to be performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of New York, without regard to principles of conflict of laws.

         This Swingline Note may be amended only by an instrument in writing executed pursuant to the provisions of Section 10.02 of the Credit Agreement.

                                         LECROY CORPORATION


                                         By:_______________________________
                                         Name:    Scott D. Kantor
                                         Title:   Vice President - Finance,
                                                  Chief Financial Officer,
                                                  Treasurer and Secretary

                           SCHEDULE TO SWINGLINE NOTE



              Amount of
              Swingline         Swingline         Maturity              Notation
Date          Loan              Rate              Date                  Made by
----          ----              ----              -------------         -------

                         LECROY CORPORATION EXHIBIT C-3

                                FORM OF TERM NOTE

$______________                                                 October 29, 2004
                                                              New York, New York


         FOR VALUE RECEIVED, the undersigned, LECROY CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ________________ (the "Lender") ______________________ DOLLARS ($_____________)
or if less, the aggregate unpaid principal amount of the Lender's Term Loan Commitment Percentage of the Term Loan made to the Borrower, in the amounts and at the times set forth in Section 2.05(c) of the Credit Agreement, dated as of October 29, 2004, among the Borrower, the lenders party thereto, and The Bank of New York, as Issuing Lender, Swingline Lender and Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), and to pay interest from the date hereof on the principal balance of the Lender's Term Loan Commitment Percentage of the Term Loan from time to time outstanding at the rate or rates and, in each case, at the times set forth in the Credit Agreement, in each case at the office of the Administrative Agent located at One Wall Street, New York, New York, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds. Terms defined in the Credit Agreement are used herein with the same meanings.

         The portion of the Term Loan evidenced by this Note is prepayable in the amounts, and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Credit Agreement. This Note is subject to, and should be construed in accordance with, the provisions of the Credit Agreement, is secured by the Security Documents and is entitled to the benefits and security set forth in the Loan Documents.

         The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, (a) the date of the Term Loan made by the Lender, (b) the class, Type and amount thereof, (c) the interest rate (without regard to the margin applicable thereto) and Interest Period applicable to each Eurodollar Loan and (d) the date and amount of each conversion of, and each payment or prepayment of the principal of, the Term Loan.

         Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

         Whenever in this Note either party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted by the Loan Documents. The Lender shall have the right to assign its rights hereunder or any interest herein in accordance with the Loan Documents. No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between the Borrower and the Lender with respect to which such waiver, amendment, modification or consent is to apply, subject to any consent required in accordance with Section 10.02 of the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement.

         The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or the other Loan Documents, or for recognition or enforcement of any judgment, and the Borrower hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or the other Loan Documents in any court referred to in the preceding paragraph hereof. The Borrower hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         Nothing in this Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

         The Borrower irrevocably consents to service of process in the manner provided for notices in Section 10.01 of the Credit Agreement. Nothing herein will affect the right of the Borrower to serve process in any other manner permitted by law.

         THE BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)

ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.


                                        LECROY CORPORATION


                                        By:_______________________________
                                        Name:    Scott D. Kantor
                                        Title:   Vice President - Finance,
                                                 Chief Financial Officer,
                                                 Treasurer and Secretary

                              SCHEDULE TO TERM NOTE



                                                     Amount of
                                                     principal       Interest rate
                                                     converted,      on               Interest Period
                Class and           Amount           paid or         Eurodollar       for Eurodollar      Notation
Date            Type of Loan        of Loan          prepaid         Loans            Loans               made by
----            ------------        -------          -------         -----            -----               -------





                          LECROY CORPORATION EXHIBIT D

                           FORM OF SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of October 29, 2004, among LECROY CORPORATION, a Delaware corporation (the "Borrower"), each of the Domestic Subsidiaries of the Borrower and other entities from time to time party hereto (each such Subsidiary or other entity, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; the Subsidiary Guarantors and the Borrower are referred to herein individually as a "Grantor" and collectively as the "Grantors") and THE BANK OF NEW YORK, as Administrative Agent for the Issuing Lender and the Lenders from time to time party to the credit agreement referred to below (in such capacity, the "Administrative Agent").

         Reference is made to the Credit Agreement, dated as of October 29, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Lenders from time to time party thereto, the Issuing Lender, the Swingline Lender and the Administrative Agent.

         The Lenders have agreed to make Loans to, and the Issuing Lender has agreed to issue Letters of Credit on behalf of, and otherwise extend credit on behalf of, the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Subsidiary Guarantors have agreed to guarantee, among other things, all the obligations of each Loan Party under the Loan Documents. The obligations of the Lenders to make Loans and otherwise extend credit are conditioned upon, among other things, the execution and delivery by the Borrower and the Subsidiary Guarantors of an agreement in the form hereof to secure the Obligations.

         Accordingly, the Grantors and the Administrative Agent hereby agree as follows:

         Section 1. Definitions

                  (a) Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  (b) As used herein, the following terms shall have the following meanings:

                  "Account Grantor": as defined in the NYUCC.

                  "Accounts": as defined in the NYUCC.

                  "Accounts Receivable": all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

                  "Catalyst": Catalyst Enterprises, Inc.

                  "CATC": Computer Access Technology Corporation.

                  "CATC/Catalyst Settlement Agreement": the Settlement and Cross-License Agreement, dated December 19, 2003 between CATC and Catalyst.

                  "Chattel Paper": as defined in the NYUCC.

                  "Collateral": with respect to any Grantor, all personal property of every kind and nature, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds and products thereof, including, without limitation, all (i) Accounts Receivable, (ii) Equipment, (iii) General Intangibles, (iv) Inventory, (v) Instruments, (vi) Pledged Debt, (vii) Pledged Equity, (viii) Documents, (ix) Chattel Paper (whether tangible or electronic),
(x) Deposit Accounts, (xi) Letter of Credit Rights (whether or not the letter of credit is evidenced in writing), (xii) Commercial Tort Claims, (xiii) Intellectual Property, (xiv) Supporting Obligations, (xv) any other contract rights or rights to the payment of money, (xvi) insurance claims and proceeds,
(xvii) tort claims and (xviii) unless otherwise agreed upon in writing by such Grantor and the Lender, other property owned or held by or on behalf of such Grantor that may be delivered to and held by the Administrative Agent pursuant to the terms hereof. Notwithstanding anything to the contrary in any Loan Document, for purposes hereof, the term "Collateral" shall not include any right under any General Intangible or any other contract rights if the granting of a security interest therein or an assignment thereof would violate any enforceable provision of such General Intangible or other contract right.

                  "Commercial Tort Claims": as defined in the NYUCC.

                  "Copyright License": any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, or granting any right to such Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

                  "Copyrights": all of the following now owned or hereafter acquired by any Grantor: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule 6 to the Perfection Certificate.

                  "Deposit Accounts": as defined in the NYUCC.

                  "Documents":  as defined in the NYUCC.

                  "Equipment": as defined in the NYUCC, and shall include, without limitation, all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor.

                  "Equity Interests": with respect to (i) a corporation, the capital stock thereof, (ii) a partnership, any partnership interest therein, including all rights of a partner in such partnership, whether arising under the partnership agreement of such partnership or otherwise, (iii) a limited liability company, any membership interest therein, including all rights of a member of such limited liability company, whether arising under the limited liability company agreement of such limited liability company or otherwise, (iv) any other firm, association, trust, business enterprise or other entity that is similar to any other Person listed in clauses (i), (ii) and (iii), and this clause (iv), of this definition, any equity interest therein or any other interest therein that entitles the holder thereof to share in the net assets, revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof and (vi) all warrants and options in respect of any of the foregoing and all other securities that are convertible or exchangeable therefor.

                  "General Intangibles": as defined in the NYUCC, and shall include, without limitation, all corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, interest rate protection agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims, guarantees, claims, security interests or other security held by or granted to any Grantor to secure payment by an Account Grantor of any of the Accounts Receivable or payment by the relevant obligor of any of the Pledged Debt.

                  "Instrument": shall have the meaning specified in Article 3 of the NYUCC and shall also include any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment.

                  "Intellectual Property": all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Trademarks, Licenses, trade secrets, confidential or proprietary technical and business information, customer lists, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                  "Inventory": as defined in the NYUCC, and shall include, without limitation, all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under contracts of service, or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

                  "Iwatsu Set-Off Agreement": the Set-Off Agreement, dated December 19, 2001 between the Borrower and Iwatsu Electric Co. Ltd., as in effect on the Effective Date.

                  "Letter of Credit Rights": as defined in the NYUCC.

                  "License": any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule 6 to the Perfection Certificate.

                  "MC Assembly":  MC Assembly (MCA).

                  "MC Assembly Agreement": the Letter of Agreement, dated July 9, 2003, between the Borrower and MC Assembly.

                  "NYUCC": the UCC as in effect from time to time in the State of New York.

                  "Obligations": as defined in the Credit Agreement.

                  "Patent License": any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

                  "Patents": all of the following now owned or hereafter acquired by any Grantor: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule 6 to the Perfection Certificate, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use or sell the inventions disclosed or claimed therein.

                  "Perfection Certificate": means a certificate substantially in the form of Annex 1, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the President or a Financial Officer of the Borrower.

                  "Pledged Debt": means all right, title and interest of any Grantor to the payment of any loan, advance or other debt of every kind and nature (other than Accounts Receivable and General Intangibles), whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, other than intercompany debt among the Guarantors incurred in connection with product sales and for cash management purposes in each case in the ordinary course of business.

                  "Pledged Equity": means, with respect to any Grantor, all right, title and interest of such Grantor in any Equity Interests (excluding Equity Interests in Foreign Subsidiaries existing on the date hereof), whether now or hereafter acquired or arising in the future.

                  "Pledged Securities": means the Pledged Debt, the Pledged Equity and all notes, chattel paper, instruments and certificates covering, evidencing, representing or relating to any of the foregoing, in each case whether now existing or owned or hereafter arising or acquired.

                  "Plexus":  Plexus Services Corp.

                  "Plexus Agreement": the Professional Services Agreement, dated December 2, 2003 between the Borrower and Plexus, as in effect on the Effective Date.

                  "Proceeds": as defined in the NYUCC, and shall include, without limitation, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, including (i) any claim of any Grantor against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) past, present or future infringement or dilution of any Intellectual Property now or hereafter owned by any Grantor, or licensed under any license, (ii) subject to Section 6, all rights and privileges with respect to, and all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, any of the Pledged Securities and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Secured Parties": collectively, (i) the Lenders, (ii) the Issuing Lender, (iii) the Administrative Agent and (iv) and the successors and assigns of each of the foregoing.

                  "Security Interest": as defined in Section 2(a).

                  "Supporting Obligations": as defined in the NYUCC.

                  "Trademark License": any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

                  "Trademarks": all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule 6 to the Perfection Certificate, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                  "UCC": with respect to any jurisdiction, the Uniform Commercial Code as from time to time in effect in such jurisdiction.

                  (c) The principles of construction specified in Section 1.03 of the Credit Agreement shall be applicable to this Security Agreement.

         Section 2. Grant of Security Interest; No Assumption of Liability

                  (a) As security for the payment or performance, as applicable, in full of the Obligations, each of the Grantors hereby grants to the Administrative Agent for the ratable benefit of the Secured Parties, a security interest in, all of the right, title and interest of such Grantor in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Administrative Agent is hereby authorized to file one or more financing statements, continuation statements, recordation filings or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each of the Grantor naming the appropriate Grantor or Grantors, as applicable, as Grantors and the Administrative Agent as secured party.

                  (b) The Security Interest is granted as security only and shall not subject any Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

         Section 3. Delivery of the Collateral

                  Each of the Grantors agrees promptly to deliver or cause to be delivered to the Administrative Agent any and all notes, chattel paper, instruments and certificates, covering, evidencing, representing or relating to any of the Pledged Securities, or any other amount that becomes payable under or in connection with any Collateral, owned or held by or on behalf of such Grantor, in each case accompanied by (i) in the case of any notes, chattel paper, instruments or stock certificates, stock powers duly executed in blank or other instruments of transfer duly executed in blank reasonably satisfactory to the Administrative Agent and such other instruments and documents as the Administrative Agent may reasonably request and (ii) in all other cases, proper instruments of assignment duly executed by such Grantor and such other instruments or documents as the Administrative Agent may reasonably request. None of the Pledged Debt is evidenced by an Instrument other than as set forth in the Perfection Certificate. Upon the reasonable request of the Administrative Agent, each Grantor shall provide to the Administrative Agent, within 15 days after such request is made, a schedule of all Pledged Debt owed to it, setting forth the obligor, amount and maturity date thereof, the interest rate applicable thereto and the scheduled amortization thereof, if applicable.

         Section 4. Representations and Warranties

                  Each of the Grantors, jointly with the others and severally, represents and warrants to the Secured Parties that:

                  (a) Such Grantor has good and valid rights to or good and valid title in the Collateral in which it purports to grant a security interest hereunder and has full power and authority to grant to the Administrative Agent for the ratable benefit of the Secured Parties a Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Security Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

                  (b) The Perfection Certificate, to the extent it relates to such Grantor or any of its property, has been duly prepared and executed and the information set forth therein is correct and complete in all material respects.

                  (c) The Security Interest constitutes (i) a legal and valid Lien on and security interest in all of the Collateral securing the payment and performance of the Obligations, (ii) a perfected security interest in the Collateral to the extent that a security interest may be perfected by filing, recording or registering a financing statement or analogous document, or by the Administrative Agent's taking possession, in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or other applicable law in such jurisdictions (subject to (A) filing Uniform Commercial Code financing statements, or other appropriate filings, recordings or registrations containing a description of the Collateral owned or held by or on behalf of each Grantor (including, without limitation, a counterpart or copy of this Security Agreement) and identifying such Grantor as Grantor and the Administrative Agent as secured party in each governmental, municipal or other office in which filing is required pursuant to the UCC or other applicable law in order to perfect such security interest and (B) the delivery to the Lender of any instruments or certificated securities included in such Collateral), and
(iii) subject to the receipt and recording of this Agreement or other appropriate instruments or certificates with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, a security interest that shall be perfected in all Collateral consisting of Intellectual Property in which a security interest may be perfected by a filing or recordation with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

                  (d) The Security Interest is and shall be prior to any other Lien on any of the Collateral owned or held by or on behalf of such Grantor, other than Liens expressly permitted pursuant to the Loan Documents. The Collateral owned or held by or on behalf of each Grantor is so owned or held by it free and clear of any Lien, except for Liens expressly permitted pursuant to the Loan Documents.

                  (e) With respect to each Account Receivable: (i) no transaction giving rise to such Account Receivable violated or will violate any applicable federal, state or local law, rule or ordinance, the violation of which could reasonably be expected to have a Material Adverse Effect, (ii) no Account Receivable is subject to terms prohibiting the assignment thereof or requiring notice or consent to such assignment, except for notices and consents that have been given or obtained, as the case may be, and (iii) each such Account Receivable represents a bona fide transaction which requires no further act on such Grantor's part to make such Account Receivable payable by the account Grantor with respect thereto, and, to such Grantor's knowledge, such Account Receivable is not subject to any offsets or deductions other than (1) credits to customers in the ordinary course of business, including credits in the ordinary course of business resulting from exchanges, updates, and upgrades of such Grantor's products and does not represent any consignment sale, guaranteed sale, sale or return or other similar understanding or any obligation of any Affiliate of such Grantor and (2) the rights of offsets granted under the Iwatsu Set-Off Agreement and the MC Assembly Agreement.

                  (f) With respect to all Inventory: (i) such Inventory is located on the premises set forth in the Perfection Certificate, or is Inventory in transit for sale in the ordinary course of business, (ii) no such Inventory is subject to any Lien other than Liens permitted by the Credit Agreement, and
(iii) except for Inventory in the possession of Plexus pursuant to the Plexus Agreement, no such Inventory is on consignment or is now stored or shall be stored any time after the Effective Date with a bailee, warehouseman or similar Person.

        Section 5. Covenants

                  (a) Each of the Grantors shall provide the Administrative Agent with not less than 15 Business Days' prior written notice of any change
(i) in its legal name, (ii) in its jurisdiction of organization or formation,
(iii) in the location of its chief executive office or principal place of business, (iv) in its identity or legal or organizational structure or (v) in its organization identification number (if any) or its Federal Taxpayer Identification Number and shall execute and deliver to the Administrative Agent such instruments, agreements and documents as the Administrative Agent shall reasonably request so that the Administrative Agent may make all filings under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (subject only to Liens expressly permitted to be prior to the Security Interest pursuant to the Loan Documents). Each Grantor shall promptly notify the Administrative Agent if any material portion of the Collateral owned or held by or on behalf of such Grantor is damaged or destroyed.

                  (b) Each of the Grantors shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include accurate accounting records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as the Administrative Agent may reasonably request, promptly to prepare and deliver to the Administrative Agent copies of such records duly certified by a Financial Officer of such Grantor.

                  (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 6.01(a) of the Credit Agreement, if so requested by the Administrative Agent, the Borrower shall deliver to the Administrative Agent a certificate executed by a Financial Officer of the Borrower, (i) setting forth the information required pursuant to Sections 1, 2, 4, 5 and 6 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate or the date of the most recent certificate delivered pursuant to this paragraph and (ii) certifying that the Borrower and the Subsidiary Guarantors are in compliance with all of the terms of this Security Agreement.

                  (d) Each Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral owned or held by it or on its behalf against all persons (other than the Administrative Agent) and to defend the Security Interest of the Administrative Agent in such Collateral and the priority thereof against any Lien not expressly permitted pursuant to the Loan Documents.

                  (e) Each Grantor shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.

                  (f) The Administrative Agent and such persons as the Administrative Agent may reasonably designate shall have the right, at the cost and expense of the Grantors, and upon reasonable prior notice, at reasonable times and during normal business hours, to inspect all of the records of the Grantors relating to the Collateral (and to make extracts and copies from such records), to discuss their affairs with their respective officers and independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral owned or held by any Grantor or on its behalf, including, in the case of Accounts, Pledged Debt or Collateral in the possession of any third person after the occurrence and during the continuance of an Event of Default, by contacting Account Grantors, obligors or the third person possessing such Collateral for the purpose of making such a verification.

                  (g) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and such Grantor shall, jointly with the others and severally, indemnify and hold harmless the Secured Parties from and against any and all liability for such performance.

                  (h) No Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, or shall grant any other Lien in respect of such Collateral, except as expressly permitted by the Loan Documents. Except for the Security Interest, no Grantor shall make or permit to be made any transfer of such Collateral, and each Grantor shall remain at all times in possession of such Collateral and shall remain the direct owner, beneficially and of record, of the Pledged Equity included in such Collateral, except that prior to the occurrence and during the continuance of an Event of Default, the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Security Agreement, the Credit Agreement or any other Loan Document, including the sale of Inventory or the disposition of Equipment in the ordinary course of business. Without limiting the generality of the foregoing, no Grantor shall permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have agreed in writing to hold such Inventory subject to the Security Interest and the instructions of the Administrative Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

                  (i) None of the Grantors will, without the Administrative Agent's prior written consent, grant any extension of the time of payment of any Accounts Receivable or any of the Pledged Debt, compromise, compound or settle the same for less than the full amount thereof or allow any credit or discount whatsoever thereon, other than customary extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices.

                  (j) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 6.10 of the Credit Agreement. The Grantors shall not materially modify any such insurance or reduce amounts payable thereunder without the consent of the Administrative Agent. All policies covering such insurance (i) shall contain a standard loss payable clause and shall name the Administrative Agent for the ratable benefit of the Secured Parties as sole loss payee in respect of each claim relating to the Collateral and resulting in a payment thereunder and (ii) shall be indorsed to provide, in respect of the interests of the Administrative Agent, that (A) the Administrative Agent shall be an additional insured, (B) 30 days' prior written notice of any cancellation thereof shall be given to the Administrative Agent and (C) in the event that any Grantor at any time or times shall fail to pay any premium in whole or part relating thereto, the Administrative Agent may, in its sole discretion, pay such premium upon ten (10) days' prior written notice thereof, if any such premium is not paid within such ten (10) day period. Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, upon ten (10) days' prior written notice thereof, if such failure to obtain or maintain any policy or if any premium is not paid within such ten (10) day period, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable. All sums disbursed by the Administrative Agent in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.

                  (k) Each Grantor shall legend its internal books, records and documents evidencing or pertaining to its Accounts Receivable and Pledged Debt with an appropriate reference to the fact that such Collateral has been collaterally assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that the Administrative Agent has a security interest therein for the ratable benefit of the Secured Parties.

                  (l) Each Grantor shall: (i) not (and shall cause each of its licensees not to) take or fail to take any action whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public; (ii) (and shall cause each of its licensees to) continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its rights under applicable patent laws; (iii) for each Trademark material to the conduct of such Grantor's business, (A) maintain (and shall cause each of its licensees to maintain) such Trademark in full force free from any claim of abandonment or invalidity for non-use, (B) maintain (and shall cause each of its licensees to maintain) the quality of products and services offered under such Trademark, (C) display (and shall cause each of its licensees to display) such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (D) not knowingly use or knowingly permit the use of such Trademark in violation of any valid third-party legal rights; (iv) for each work covered by a Copyright material to the conduct of such Grantor's business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws; (v) notify the Administrative Agent promptly if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Intellectual Property, its right to register the same, or to keep and maintain the same; (vi) promptly inform the Administrative Agent in the event that it shall, either itself or through any agent, employee, licensee or designee, file an application for any Intellectual Property (or for the registration of any Trademark or copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, and, upon request of the Required Lenders, execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Administrative Agent as its attorney-in-fact to execute and file upon the occurrence and during the continuance of an Event of Default such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable; and (vii) take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of such Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties. In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor shall promptly notify the Administrative Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral. Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Administrative Agent or its designee.

         Section 6. Certain Rights as to the Collateral; Attorney-In-Fact

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           (i) Each Grantor shall be entitled to exercise any
and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security

Agreement and the other Loan Documents, provided, that no Grantor shall exercise or refrain from exercising any such right without the prior written consent of the Administrative Agent if such action or inaction would have a material adverse effect on the value of the Collateral, or any material part thereof, or the validity, priority or perfection of the security interests granted hereby or the remedies of the Secured Parties hereunder.

                           (ii) Each Grantor shall be entitled to receive and
retain any and all dividends, principal, interest and other distributions paid in respect of the Collateral to the extent not prohibited by this Security Agreement or the other Loan Documents, provided, that any and all (A) dividends, principal, interest and other distributions paid or payable other than in cash in respect of, and instruments (other than checks in payment of cash dividends) and other property received, receivable or otherwise distributed in respect of, or in exchange for, Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral, shall constitute, and shall forthwith be delivered to the Administrative Agent to be held as, Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property of such Grantor, and be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary indorsement or assignment).

                           (iii) The Administrative Agent shall execute and
deliver (or cause to be executed and delivered) to the Grantors, at the expense of the Grantors all such proxies and other instruments as the Grantors may reasonably request for the purpose of enabling them to exercise the voting and other rights which they are entitled to exercise pursuant to clause (i) above and to receive the dividends, principal or interest payments or other distributions which they are authorized to receive and retain pursuant to clause
(ii) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) All rights of each Grantor to (A) exercise the
voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon three days' notice to such Grantor by the Administrative Agent, cease and (B) receive the dividends, principal and interest payments and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Administrative Agent, who shall thereupon have the right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends, principal or interest payments and distributions.

                           (ii) All dividends, principal and interest payments
and other distributions which are received by any Grantor contrary to the provisions of Section 6(b)(i) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Administrative Agent as Collateral in the same form as so received (with any necessary indorsement).

                  (c) In the event that all or any part of the securities or instruments constituting the Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of the Administrative Agent, the Grantors shall use commercially reasonable efforts to cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by the Administrative Agent without the necessity of any indemnity bond or other security other than the Secured Parties' agreement or indemnity therefor customary for security agreements similar to this Security Agreement.

                  (d) Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor, and in the name of such Grantor or otherwise, from time to time at any time when an Event of Default has occurred and is continuing, in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

                           (i) to ask for, demand, collect, sue for, recover,
compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, and to receive, indorse, and collect any drafts or other chattel paper, instruments and documents in connection therewith,

                           (ii) to file any claims or take any action or
institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent or any of the other Secured Parties with respect to any of the Collateral, and

                           (iii) to receive, indorse and collect all instruments
made payable to such Grantor representing any dividend, principal payment, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The powers granted to the Administrative Agent under this Section constitute a power coupled with an interest which shall be irrevocable by such Grantor and shall survive until all of the Obligations have been indefeasibly paid in full in cash.

                  (e) If any Grantor fails to perform any agreement contained herein, the Administrative Agent may, ten days after written notice to such Grantor (except that no notice will be required upon and during the continuance of an Event of Default) and if such failure is not cured within such ten day period, itself perform, or cause performance of, such agreement, and the reasonable expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantors under Section 9.

                  (f) The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property of the same or similar type.

         Section 7. Remedies upon Default

                  (a) Upon the occurrence and during the continuance of an Event of Default, each of the Grantors shall deliver each item of Collateral to the Administrative Agent on demand, and the Administrative Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to any other rights and remedies, the rights and remedies of a secured party under the NYUCC or the UCC of any jurisdiction in which the Collateral is located, including, without limitation, the right, with or without legal process (to the extent permitted by law) and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass (to the extent permitted by law) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral (and for that purpose the Administrative Agent may, so far as the Grantors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the Collateral therefrom) and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each of the Grantors agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall reasonably deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each of the Grantors hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  (b) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Administrative Agent shall give to the Borrower at least five Business Days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Grantor hereby acknowledges that five Business

Days' prior written notice of such sale or sales shall be reasonable notice. Each Grantor hereby waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Parties' rights hereunder, including, without limitation, the right of the Administrative Agent following an Event of Default to take immediate possession of the Collateral and to exercise the Secured Parties' rights with respect thereto.

                  (c) Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. As an alternative to exercising the power of sale herein conferred upon it, the Secured Parties may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                  (d) Any sale pursuant to the provisions of this Section 7 shall be deemed to conform to commercially reasonable standards as provided in
Section 9-610 of the NYUCC or the UCC of any other jurisdiction in which Collateral is located or any other requirement of applicable law. Without limiting the foregoing, each Grantor agrees and acknowledges that, to the extent that applicable law imposes duties on the Administrative Agent and the other Secured Parties to exercise remedies in a commercially reasonable manner, it shall be commercially reasonable for the Secured Parties to do any or all of the following: (i) refrain from incurring expenses deemed significant by the Secured Parties to prepare Collateral for disposition or otherwise to complete raw materials or work in process into finished goods or other finished products for disposition; (ii) refrain from exercising collection remedies against Account Grantors or other persons obligated on Collateral or to remove Liens on any Collateral, (iii) exercise collection remedies against Account Grantors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (iv) advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (v) contact other Persons, whether or not in the same business as the Grantors, for expressions of interest in acquiring all or any portion of the Collateral, (vi) hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (vii) dispose of Collateral utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have reasonable capability of doing so, or that match buyers and sellers of assets, (viii) disclaim warranties in connection with any disposition, (ix) purchase (or refrain from purchasing) insurance or credit enhancements to insure the Secured Parties against risk of loss, collection or disposition of Collateral or to provide to the Secured Parties a guaranteed return from the collection or disposition of Collateral, or
(x) to the extent deemed appropriate by the Administrative Agent, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Nothing in this Section 7 shall be construed to grant any rights to the Grantors or to impose any duties on the Secured Parties that would not have been granted or imposed by this Security Agreement or applicable law in the absence of this Section 7. The parties hereto acknowledge that the purpose of this Section 7 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent and the other Secured Parties would be deemed commercially reasonable in the exercise by the Secured Parties of remedies against the Collateral and that other actions or omissions by the Administrative Agent or any other Secured Party shall not be deemed commercially unreasonable solely by reason of their not being set forth in this Section 7. Nothing in this Section 7 is intended to permit the disposition of any Pledged Securities in violation of any applicable securities laws.

                  (e) For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section, each Grantor hereby grants to the Administrative Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license after the occurrence and during the continuance of an Event of Default any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Administrative Agent shall be exercised, at the option of the Administrative Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default. Any royalties and other payments received by the Administrative Agent shall be applied in accordance with Section 8.

         Section 8. Application of Proceeds of Sale

                  The Administrative Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, first, to the payment of all reasonable costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Security Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Parties hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, second, to the payment in full of the Obligations, in such order as set forth in the Credit Agreement, and third, to the Borrower for distribution to the Grantors, their respective successors or assigns, unless a court of competent jurisdiction shall otherwise direct. The Administrative Agent shall apply such proceeds, moneys and balances as set forth in this Section 8 as soon as reasonably practicable. Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

         Section 9. Reimbursement of the Secured Parties

                  (a) Each of the Grantors shall, jointly and severally, pay upon demand to the Administrative Agent (A) all reasonable out-of-pocket expenses, including the reasonable fees, other charges and disbursements of counsel and of any experts or agents, that the Administrative Agent may reasonably incur in connection with (i) the administration of this Security Agreement relating to such Grantor or any of its property or (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of such Grantor and (B) all out-of-pocket expenses, including the fees, other charges and disbursements of counsel and of any experts or agents, that any Secured Party may reasonably incur in connection with (i) the exercise, enforcement or protection of any of the rights of the Secured Parties hereunder relating to such Grantor or any of its property or (ii) the failure by such Grantor to perform or observe any of the provisions hereof.

                  (b) Without limitation of its indemnification obligations under the other Loan Documents, each of the Grantors shall, jointly with the other Grantors and severally, indemnify each Secured Party and its directors, officers, employees, advisors, agents, successors and assigns (each an "Indemnitees") against, and hold each Indemnitee harmless from, any and all losses, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery by such Grantor of this Security Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by such Grantor of its obligations under the Loan Documents and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of any Indemnitee.

                  (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Security Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Loan Document or any investigation made by or on behalf of the Lender. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the rate specified in Section 3.01(c) of the Credit Agreement.

         Section 10.    Waivers; Amendment

                  (a) No failure or delay of the Secured Parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Administrative Agent and the other parties hereto with respect to which such waiver, amendment or modification is to apply.

         Section 11.    Securities Laws

                  In view of the position of the Grantors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as amended, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal securities laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each of the Grantors understands that compliance with the Federal securities laws might very strictly limit the course of conduct of the Secured Parties if the Secured Parties were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Secured Parties in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each of the Grantors recognizes that in light of such restrictions and limitations, the Administrative Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each of the Grantors acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (i) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities, or any part thereof, shall have been filed under the Federal securities laws and (ii) may approach and negotiate with a single potential purchaser to effect such sale. Each of the Grantors acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

         Section 12.    Security Interest Absolute

                  All rights of the Administrative Agent hereunder, the Security Interest and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, except to the extent made or given in accordance with Section 10.02 of the Credit Agreement or Section 10 of this Agreement, as the case may be, (c) any exchange, release or non-perfection of any Lien on any other Collateral, or any release or amendment or waiver of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Obligations, except to the extent made or given in accordance with Section 10.02 of the Credit Agreement or
Section 10 of this Agreement, as the case may be or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantors in respect of the Obligations or in respect of this Security Agreement or any other Loan Document other than the indefeasible payment of the Obligations in full in cash or except to the extent a discharge is made or given in accordance with Section 10.02 of the Credit Agreement or Section 10 of this Agreement, as the case may be.

         Section 13.    Notices

                  All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to the Borrower shall be given to it at the address for notices set forth in such Section, and all communications and notices hereunder to any other Grantors shall be given to it at the address for notices set forth on Schedule I with a copy to Fish & Richardson P.C., 225 Federal Street, Boston, Massachusetts 02110, Attention: Roger D. Feldman, Esq., Telephone No.: (617) 956-5924, Telecopy No.: (617) 942-8906.

         Section 14.    Binding Effect; Several Agreement; Assignments

                  Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor that are contained in this Security Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Security Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such

Grantor, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the Lenders and their respective successors and assigns, except that none of the Grantors shall have the right to assign its rights or delegate its obligations hereunder or assign any interest herein or in the Collateral (and any such attempted assignment or delegation shall be void), except as expressly contemplated by this Security Agreement or the other Loan Documents. This Security Agreement shall be construed as a separate agreement with respect to each of the Grantors and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

         Section 15.    Survival of Agreement; Severability

                  (a) All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of any Loan Documents and the making of any Loan or other extension of credit, regardless of any investigation made by the Secured Parties or on their behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until this Security Agreement shall terminate.

                  (b) In the event any one or more of the provisions contained in this Security Agreement or any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        Section 16.    GOVERNING LAW

                  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        Section 17.    Counterparts

                  This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract (subject to Section 14), and shall become effective as provided in Section 14. Delivery of an executed counterpart of this Security Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

         Section 18.    Headings

                  Section headings used herein are for convenience of reference only, are not part of this Security Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Security Agreement.

         Section 19.    Jurisdiction; Consent to Service of Process

                  (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Security Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Security Agreement will affect the right of any party to this Security Agreement to serve process in any other manner permitted by law.

                  (d) Nothing in this Security Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Security Agreement or the other Loan Documents in the courts of any jurisdiction.

         Section 20.    WAIVER OF JURY TRIAL

                  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 21.    Additional Grantors

                  Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary of an instrument in the form of Annex 2, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each of the Grantors hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

         Section 22.    Covenants of Administrative Agent and Lenders

                  (a) The Administrative Agent shall provide to the Borrower copies of each filed financing statement, continuation statement or other document referred to in Section 2(a) promptly after receipt of the same. At the direction of the Required Lenders the Administrative Agent shall file this Agreement or any other instrument, certificate or other document referred to in
Section 4(c)(iii) with the United States Patent and Trademark Office or the United States Copyright Office.

                  (b) The security interest granted to the Secured Parties hereunder shall terminate when all of the Obligations shall have been indefeasibly paid and discharged in full in cash. Upon such indefeasible payment and discharge of the Obligations, the Administrative Agent and the Lenders shall reassign, release, or deliver to the Borrower for distribution to the Grantors all Collateral then held by or at the direction of the Administrative Agent, and shall execute and deliver to the Grantors (at the Grantors' sole expense) such termination statements, satisfactions, releases, reconveyances, or reassignments as the Grantors may reasonably request to evidence such termination, including, without limitation, such releases, reassignments, terminations or other documents necessary or appropriate for recording with the United States Patent and Trademark Office and the United States Copyright Office terminating or reassigning the Secured Parties' interest in the Collateral constituting Intellectual Property.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

                                   LECROY CORPORATION


                                   By:_______________________________
                                   Name:   Scott D. Kantor
                                   Title:  Vice President - Finance,
                                           Chief Financial Officer,
                                           Treasurer and Secretary

                                   COMPUTER ACCESS TECHNOLOGY
                                     CORPORATION


                                   By:_______________________________
                                   Name:   Scott D. Kantor
                                   Title:  Vice President ,
                                           Assistant Treasurer
                                           and Assistant Secretary

                                   LECROY LIGHTSPEED CORPORATION


                                   By:_______________________________
                                   Name:   Scott D. Kantor
                                   Title:  Vice President ,
                                           Treasurer and Secretary

                                   VERISYS, INC.


                                   By:_______________________________
                                   Name:   Scott D. Kantor
                                   Title:  Vice President ,
                                           Treasurer and Secretary


THE BANK OF NEW YORK, as
Administrative Agent



By:
   ----------------------------------------
Name:   John F. Volpicella
Title:  Vice President